                                                                   EXHIBIT 10.36

================================================================================

                                $1,200,000,000

                               CREDIT AGREEMENT

                                     among

                        CROWN CASTLE OPERATING COMPANY,
                                 as Borrower,

                       CROWN CASTLE INTERNATIONAL CORP.,

                              The Several Lenders
                       from Time to Time Parties Hereto,

                           THE CHASE MANHATTAN BANK,
                           as Administrative Agent,

                    CREDIT SUISSE FIRST BOSTON CORPORATION
                                      and
                          KEY CORPORATE CAPITAL INC.,
                            as Syndication Agents,

                                      and

                           THE BANK OF NOVA SCOTIA,
                            as Documentation Agent

                          Dated as of March 15, 2000


================================================================================


                             CHASE SECURITIES INC.
                                      and
                    CREDIT SUISSE FIRST BOSTON CORPORATION,
               as Joint Lead Arrangers and Joint Book Managers.

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1. DEFINITIONS ......................................................  1
    1.1 Defined Terms .......................................................  1
    1.2 Other Definitional Provisions ....................................... 22

SECTION 2. AMOUNT AND TERMS OF COMMITMENTS .................................. 23
    2.1  Commitments; Increases in the Tranche A Term Facility and
         the Revolving Facility; Incremental Term Loans ..................... 23
    2.2  Procedure for Borrowing ............................................ 25
    2.3  Repayment of Loans; Early Maturity ................................. 25
    2.4  Swingline Commitment ............................................... 27
    2.5  Procedure for Swingline Borrowing; Refunding of Swingline Loans..... 27
    2.6  Commitment Fees, etc. .............................................. 28
    2.7  Termination or Reduction of Commitments ............................ 29
    2.8  Optional Prepayments ............................................... 29
    2.9  Mandatory Prepayments and Commitment Reductions .................... 29
    2.10 Conversion and Continuation Options ................................ 30
    2.11 Limitations on Eurodollar Tranches ................................. 31
    2.12 Interest Rates and Payment Dates ................................... 31
    2.13 Computation of Interest and Fees ................................... 31
    2.14 Inability to Determine Interest Rate................................ 32
    2.15 Pro Rata Treatment and Payments .................................... 32
    2.16 Requirements of Law ................................................ 34
    2.17 Taxes .............................................................. 35
    2.18 Indemnity .......................................................... 36
    2.19 Change of Lending Office ........................................... 37
    2.20 Replacement of Lenders ..............................................37

SECTION 3. LETTERS OF CREDIT ................................................ 37
    3.1 L/C Commitment ...................................................... 37
    3.2 Procedure for Issuance of Letter of Credit........................... 38
    3.3 Fees and Other Charges .............................................. 38
    3.4 L/C Participations .................................................. 38
    3.5 Reimbursement Obligation of the Borrower ............................ 39
    3.6 Obligations Absolute ................................................ 39
    3.7 Letter of Credit Payments ........................................... 40
    3.8 Applications ........................................................ 40

SECTION 4. REPRESENTATIONS AND WARRANTIES ................................... 40
    4.1 Financial Condition ................................................. 40
    4.2 No Change ........................................................... 41
    4.3 Corporate Existence; Compliance with Law ............................ 41
    4.4 Corporate Power; Authorization; Enforceable Obligations.............. 41
    4.5 No Legal Bar ........................................................ 42
    4.6 Litigation .......................................................... 42
    4.7 No Default .......................................................... 42

                                                                            Page
                                                                            ----
    4.8  Ownership of Property; Liens ....................................... 42
    4.9  Intellectual Property .............................................. 42
    4.10 Taxes .............................................................. 42
    4.11 Federal Regulations ................................................ 43
    4.12 Labor Matters ...................................................... 43
    4.13 ERISA .............................................................. 43
    4.14 Investment Company Act; Other Regulations .......................... 43
    4.15 Subsidiaries ....................................................... 43
    4.16 Use of Proceeds .................................................... 44
    4.17 Environmental Matters .............................................. 44
    4.18 Accuracy of Information, etc ....................................... 44
    4.19 Security Interests ................................................. 45
    4.20 Solvency ........................................................... 45
    4.21 Year 2000 Matters .................................................. 45

SECTION 5. CONDITIONS PRECEDENT ............................................. 45
    5.1  Conditions to Initial Extension of Credit........................... 45
    5.2  Conditions to Each Extension of Credit.............................. 47

SECTION 6. AFFIRMATIVE COVENANTS ............................................ 48
    6.1  Financial Statements ............................................... 48
    6.2  Certificates; Other Information .................................... 49
    6.3  Payment of Obligations ............................................. 50
    6.4  Maintenance of Existence; Compliance ............................... 50
    6.5  Maintenance of Property; Insurance ................................. 50
    6.6  Inspection of Property; Books and Records; Discussions.............. 50
    6.7  Notices ............................................................ 51
    6.8  Environmental Laws ................................................. 51
    6.9  Interest Rate Protection ........................................... 52
    6.10 Additional Collateral, etc ......................................... 52
    6.11 Organizational Separateness ........................................ 53
    6.12 Australian Security Documents ...................................... 54
SECTION 7. NEGATIVE COVENANTS ............................................... 54
    7.1  Financial Condition Covenants ...................................... 54
    7.2  Indebtedness ....................................................... 55
    7.3  Liens .............................................................. 56
    7.4  Fundamental Changes ................................................ 58
    7.5  Disposition of Property ............................................ 58
    7.6  Restricted Payments ................................................ 59
    7.7  Investments ........................................................ 60
    7.8  Certain Payments and Modifications of Certain Agreements............ 61
    7.9  Transactions with Affiliates ....................................... 61
    7.10 Sales and Leasebacks ............................................... 61
    7.11 Changes in Fiscal Periods .......................................... 61
    7.12 Negative Pledge Clauses ............................................ 61
    7.13 Clauses Restricting Subsidiary Distributions........................ 62
    7.14 Lines of Business .................................................. 62
    7.15 Holding Company Status ............................................. 62

                                                                            Page
                                                                            ----

    7.16  Communications Tower Facilities .................................   62
    7.17  Unrestricted Subsidiary Capital Stock............................   62
    7.18  GTE JV; Specified Non-Wholly Owned Subsidiaries..................   62
    7.19  Designation of Unrestricted Subsidiaries as Subsidiaries.........   63
    7.20  Designation of Subsidiaries as Unrestricted Subsidiaries.........   63

SECTION 8. EVENTS OF DEFAULT ...............................................  63

SECTION 9. THE AGENTS ....................................................... 66
    9.1   Appointment ....................................................... 66
    9.2   Delegation of Duties .............................................. 66
    9.3   Exculpatory Provisions ............................................ 66
    9.4   Reliance by Administrative Agent .................................. 66
    9.5   Notice of Default ................................................. 67
    9.6   Non-Reliance on Agents and Other Lenders .......................... 67
    9.7   Indemnification ................................................... 67
    9.8   Agent in Its Individual Capacity................................... 68
    9.9   Successor Administrative Agent .................................... 68
    9.10  Documentation Agent and Syndication Agent ......................... 68

SECTION 10. MISCELLANEOUS ................................................... 68
    10.1  Amendments and Waivers ............................................ 68
    10.2  Notices ........................................................... 70
    10.3  No Waiver; Cumulative Remedies .................................... 70
    10.4  Survival of Representations and Warranties......................... 70
    10.5  Payment of Expenses and Taxes ..................................... 70
    10.6  Successors and Assigns; Participations and Assignments............. 71
    10.7  Adjustments; Set-off .............................................. 74
    10.8  Counterparts ...................................................... 74
    10.9  Severability ...................................................... 74
    10.10 Integration ....................................................... 74
    10.11 GOVERNING LAW ..................................................... 75
    10.12 Submission To Jurisdiction; Waivers ............................... 75
    10.13 Acknowledgements .................................................. 75
    10.14 Releases of Guarantees and Liens .................................. 75
    10.15 Confidentiality ................................................... 76
    10.16 WAIVERS OF JURY TRIAL ............................................. 76

ANNEX:
-----

A            Pricing Grid


SCHEDULES:
---------

1.1          Commitments
4.4          Consents, Authorizations, Filings and Notices
4.15         Subsidiaries
4.19         UCC Filing Jurisdictions
7.2(d)       Existing Indebtedness
7.3(f)       Existing Liens


EXHIBITS:
--------

A            Form of Guarantee and Collateral Agreement
B            Form of Compliance Certificate
C            Form of Closing Certificate
D-1          Form of New Lender Supplement
D-2          Form of Increased Facility Activation Notice
E            Form of Assignment and Acceptance
F            Form of Legal Opinion of Cravath, Swaine & Moore
G            Form of Prepayment Option Notice
H            Form of Exemption Certificate
I            Form of Permitted Borrower Subordinated Note.

       CREDIT AGREEMENT, dated as of March 15, 2000, among CROWN CASTLE

INTERNATIONAL CORP., a Delaware corporation ("Holdings"), CROWN CASTLE OPERATING COMPANY, a Delaware corporation (the "Borrower"), the several banks and other financial institutions or entities from time to time parties to this Agreement (the "Lenders"), THE BANK OF NOVA SCOTIA, as documentation agent (in such capacity, the "Documentation Agent"), CREDIT SUISSE FIRST BOSTON and KEY CORPORATE CAPITAL INC., as syndication agents (in such capacity, the "Syndication Agents"), and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "Administrative Agent").

          The parties hereto hereby agree as follows:

                            SECTION 1. DEFINITIONS

          1.1 Defined Terms. As used in this Agreement, the terms listed in this
Section 1.1 shall have the respective meanings set forth in this Section 1.1.

          "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof:
"Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by Chase as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chase in connection with extensions of credit to debtors); "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; and "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three-month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by Chase from three New York City negotiable certificate of deposit dealers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively.

          "ABR Loans": Loans the rate of interest applicable to which is based upon the ABR.

          "Adjustment Date": as defined in the Pricing Grid.

          "Administrative Agent": as defined in the preamble hereto.

          "Affiliate": as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agents": the collective reference to the Syndication Agents, the Documentation Agent and the Administrative Agent.

          "Aggregate Exposure": with respect to any Lender at any time, an amount equal to the sum of (a) the aggregate then unpaid principal amount of such Lender's Term Loans, (b) the amount of such Lender's Tranche A Term Commitment then in effect and (c) the amount of such Lender's Revolving Commitment then in effect or, if the Revolving Commitments have been terminated, the amount of such Lender's Revolving Extensions of Credit then outstanding.

          "Aggregate Exposure Percentage": with respect to any Lender at any time, the ratio (expressed as a percentage) of such Lender's Aggregate Exposure at such time to the Aggregate Exposure of all Lenders at such time.

          "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

          "Applicable Margin": (a) with respect to Tranche A Term Loans, Tranche B Term Loans, Revolving Loans and Swingline Loans, the per annum rates determined in accordance with the Pricing Grid and (b) with respect to Incremental Term Loans, such per annum rates as shall be agreed to by the Borrower and the applicable Incremental Term Lenders as shown in the applicable Increased Facility Activation Notice.

          "Application": an application, in such form as the relevant Issuing Lender may specify from time to time, requesting such Issuing Lender to open a Letter of Credit.

          "Approved Fund": with respect to any Lender that is a fund that invests in commercial loans, any other fund that invests in commercial loans and is managed or advised by the same investment advisor as such Lender or by an Affiliate of such investment advisor.

          "Asset Sale": any Disposition of property or series of related Dispositions of property (excluding any such Disposition permitted by clause
(a), (b), (c), (d), (f) or (g) of Section 7.5) that yields gross proceeds to the Borrower or any of its Subsidiaries (valued at the initial principal amount thereof in the case of non-cash proceeds consisting of notes or other debt securities and valued at fair market value in the case of other non-cash proceeds) in excess of $1,000,000.

          "Assignee": as defined in Section 10.6(c).

          "Assignment and Acceptance": an Assignment and Acceptance, substantially in the form of Exhibit E.

          "Assignor": as defined in Section 10.6(c).

          "Aus$": the lawful currency of Australia.

          "Australian Intercompany Loans": loans from the Borrower to the Australian Subsidiary in an aggregate principal amount not to exceed the Dollar equivalent of Aus$220,000,000 at any one time outstanding.

          "Australian Subsidiary": CCAL Towers PTY Limited ACN 090 873 019.

          "Available Revolving Commitment": as to any Revolving Lender at any time, the amount by which (a) such Lender's Revolving Commitment then in effect exceeds (b) such Lender's Revolving Extensions of Credit then outstanding; provided, that in calculating any Lender's Revolving Extensions of Credit for the purpose of determining such Lender's Available Revolving Commitment pursuant to Section 2.6(a), the aggregate principal amount of Swingline Loans then outstanding shall be deemed to be zero.

          "Benefitted Lender": as defined in Section 10.7(a).

          "Board": the Board of Governors of the Federal Reserve System of the United States (or any successor).

          "Borrower": as defined in the preamble hereto.

          "Borrowing Date": any Business Day specified by the Borrower as a date on which the Borrower requests the relevant Lenders to make Loans hereunder.

          "Business": as defined in Section 4.17(b).

          "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close, provided, that with respect to notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, such day is also a day for trading by and between banks in Dollar deposits in the interbank eurodollar market.

          "Capital Expenditures": for any period, with respect to any Person, the aggregate of all expenditures by such Person and its Subsidiaries for the acquisition or leasing (pursuant to a capital lease) of fixed or capital assets or additions to equipment (including replacements, capitalized repairs and improvements during such period) that should be capitalized under GAAP on a consolidated balance sheet of such Person and its Subsidiaries.

          "Capital Lease Obligations": as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

          "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

          "Cash Equivalents": (a) marketable direct obligations issued by, or unconditionally guaranteed by, the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition;
(b) certificates of deposit, time deposits, eurodollar time deposits or overnight bank deposits having maturities of six months or less from the date of acquisition issued by any Lender or by any commercial bank organized under the laws of the United States or any state thereof having combined capital and surplus of not less than $500,000,000; (c) commercial paper of an issuer rated at least A-1 by Standard & Poor's Ratings Services ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"), or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of commercial paper issuers generally, and maturing within six months from the date of acquisition; (d) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days, with respect to securities issued or fully guaranteed or insured by the United States government; (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, or by any political subdivision or taxing authority of any such state, commonwealth or territory, the securities of which state, commonwealth, territory, political subdivision or taxing authority (as the case may be) are rated at least A by S&P or A2 by Moody's; (f) securities with maturities of six months or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition; (g) shares of money market mutual or similar funds which invest substantially exclusively in assets satisfying the requirements of clauses (a) through (f) of this definition or (h) in the case of any Foreign Subsidiary (i) marketable direct obligations issued by, or unconditionally guaranteed by, the sovereign nation in which such Foreign Subsidiary is organized and is conducting business or issued by any agency of such sovereign nation and backed by the full faith and credit of such sovereign nation, in each case maturing within one year from the date of acquisition, so long as the indebtedness of such sovereign nation is rated at least A by S&P or A2 by Moody's or carries an equivalent rating from a comparable foreign rating agency or (ii) investments of the type and maturity described in clauses (b) through (g) above of foreign obligors, which investments or obligors have ratings described in such clauses or equivalent ratings from comparable foreign rating agencies.

          "C/D Assessment Rate": for any day as applied to any ABR Loan, the annual assessment rate in effect on such day that is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. (S) 327.4 (or any successor provision) to the FDIC (or any successor) for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

          "C/D Reserve Percentage": for any day as applied to any ABR Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board, for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board as in effect from time to time) in respect of new non-personal time deposits in Dollars having a maturity of 30 days or more.

          "Change of Control": (a) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), excluding the Existing Investors, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the

Exchange Act), directly or indirectly, of more than 30% of the outstanding common stock of Holdings; (b) the Existing Investors, together with their Affiliates, shall become, or obtain rights (whether by means or warrants, options or otherwise) to become, the "beneficial owner" (as defined in Rules 13(d)-3 and 13(d)-5 under the Exchange Act), directly or indirectly, of more than 45% of the outstanding common stock of Holdings; (c) the board of directors of Holdings shall cease to consist of a majority of Continuing Directors;
(d) Holdings shall cease to own and control, of record and beneficially, directly, 100% of each class of outstanding Capital Stock of the Borrower free and clear of all Liens (except Liens created by the Guarantee and Collateral Agreement); or (e) a Specified Change of Control shall occur.

          "Chase": The Chase Manhattan Bank.

          "Closing Date": the date on which the conditions precedent set forth in Section 5.1 shall have been satisfied, which date is March 15, 2000.

          "Code": the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral": all property of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Commitment": as to any Lender, the sum of the Tranche A Term Commitment, the Tranche B Term Commitment and the Revolving Commitment of such Lender.

          "Commonly Controlled Entity": an entity, whether or not incorporated, that is under common control with the Borrower within the meaning of Section 4001 of ERISA or is part of a group that includes the Borrower and that is treated as a single employer under Section 414 of the Code.

          "Commitment Fee Rate": a per annum rate based on combined Tranche A Term Facility drawings and Revolving Facility usage as a percentage of the sum of (a) the original aggregate amount of the Tranche A Term Commitments (after giving effect to any optional reductions thereof pursuant to Section 2.7(b)) plus (b) the Total Revolving Commitments as set forth below:

    Combined % of Tranche A Term Facility
    Drawn and Revolving Facility Utilized        Rate

          * 33 1/3%                              1.00%
         ** 33 1/3% but * 66 2/3%                0.75%
         ** 66 2/3%                              0.50%
-----------
 * Less than
** Greater than or equal to.

          "Compliance Certificate": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B.

          "Conduit Lender": any special purpose corporation organized and administered by any Lender for the purpose of making Loans hereunder otherwise required to be made by such Lender and designated by such Lender in a written instrument, subject to the consent of the Administrative Agent and the Borrower (which, in each case, shall not be unreasonably withheld or delayed); provided, that the designation by any Lender of a Conduit Lender shall not relieve the designating Lender of any of its obligations to fund a Loan under this Agreement if, for any reason, its Conduit Lender fails to fund any such Loan, and the designating Lender (and not the Conduit Lender) shall have the sole right and responsibility to deliver all consents and waivers required or requested under this Agreement with respect to its Conduit Lender, and provided, further, that no Conduit Lender shall (a) be entitled to receive any greater amount pursuant to Section 2.16, 2.17, 2.18 or 10.5 than the designating Lender would have been entitled to receive in respect of the extensions of credit made by such Conduit Lender or (b) be deemed to have any Commitment hereunder.

          "Confidential Information Memorandum": the Confidential Information Memorandum dated February 2000 and furnished to certain Lenders.

          "Consolidated Cash Interest Expense": for any period, the total cash interest expense (including that attributable to Capital Lease Obligations) of the Borrower and its Subsidiaries for such period with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

          "Consolidated Current Assets": at any date, all amounts (other than cash and Cash Equivalents) that would, in conformity with GAAP, be set forth opposite the caption "total current assets" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date.

          "Consolidated Current Liabilities": at any date, all amounts that would, in conformity with GAAP, be set forth opposite the caption "total current liabilities" (or any like caption) on a consolidated balance sheet of the Borrower and its Subsidiaries at such date, but excluding (a) the current portion of any Funded Debt of the Borrower and its Subsidiaries and (b) without duplication of clause (a) above, all Indebtedness consisting of Revolving Loans or Swingline Loans to the extent otherwise included therein.

          "Consolidated Debt Service Coverage Ratio": as of the last day of any period, the ratio of (a) Consolidated EBITDA for the relevant period ending on such day to (b) Consolidated Pro Forma Debt Service determined as of such day; provided that for the purposes this definition, Consolidated EBITDA shall be deemed to be equal to (i) with respect to the tower rental business of the Borrower, Consolidated EBITDA for the most recently completed fiscal quarter of the Borrower multiplied by four and (ii) with respect to all other businesses of the Borrower, Consolidated EBITDA for the most recently completed four fiscal quarters of the Borrower.

          "Consolidated EBITDA": for any period, Consolidated Net Income for such period plus, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of
(a) income tax expense, (b) interest expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense, (d) amortization of intangibles (including, but not limited to, goodwill) and organization costs, (e) any extraordinary, unusual or non-recurring non-cash expenses or losses (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, non-cash losses on sales of assets outside of the ordinary course of business), and (f) any other non-cash charges, and minus, to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) interest income, (b) any extraordinary, unusual or non-recurring income or gains (including, whether or not otherwise includable as a separate item in the statement of such Consolidated Net Income for such period, gains on the sales of assets outside of the ordinary course of business) and (c) any other non-cash income, all as determined on a consolidated basis. Notwithstanding anything to the contrary in this Agreement, in determining Consolidated EBITDA, (x) the amount of Consolidated EBITDA attributable to any Subsidiary (other than a Wholly Owned Subsidiary) shall be included in such determination only to the extent of the Borrower's percentage ownership interest in such Subsidiary (except as provided in clause (y) below) and in any event shall not, in the case of any Specified Non-Wholly Owned Subsidiary, exceed the then outstanding principal amount of the Specified Intercompany Note issued by such Subsidiary divided by the then applicable Consolidated Leverage Ratio required by Section 7.1(a) and (y) the amount of Consolidated EBITDA attributable to the GTE JV shall be included in such determination only to the extent of the Borrower's percentage ownership interest in the GTE JV (determined on a pro forma basis after giving effect to the anticipated distribution (the "GTE Distribution") from time to time of up to 5,360,493 shares of the Capital Stock of Holdings to GTE Wireless at a price of $18.655 per share). The Australian Subsidiary shall be treated as a Wholly Owned Subsidiary of the Borrower for the purposes of this definition if and so long as it is a party to security documents satisfactory to the Administrative Agent and 100% of its Capital Stock has been pledged as Collateral. Notwithstanding anything to the contrary herein, Consolidated EBITDA attributable to any Subsidiary of any Specified Non-Wholly Owned Subsidiary (other than any such Subsidiary that itself is a Specified Non-Wholly Owned Subsidiary) or of the Australian Subsidiary shall be disregarded except to the extent actually distributed to such Specified Non-Wholly Owned Subsidiary or the Australian Subsidiary, as the case may be.

          "Consolidated Fixed Charge Coverage Ratio": as of the last day of any period, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such day to (b) Consolidated Fixed Charges for the period of four consecutive fiscal quarters ending on such day.

          "Consolidated Fixed Charges": for any period, the sum (without duplication) of (a) Consolidated Cash Interest Expense for such period, (b) all distributions made by the Borrower or any of its Subsidiaries during such period in order to enable Holdings to pay (i) cash interest or dividends in respect of Indebtedness or preferred stock of Holdings or (ii) overhead expenses of Holdings, (c) scheduled payments made during such period on account of principal of Indebtedness of the Borrower or any of its Subsidiaries (including scheduled principal payments in respect of the Term Loans and payments of Revolving Loans accompanying scheduled reductions of the Revolving Commitments) and (d) income tax expense for such period.

          "Consolidated Interest Coverage Ratio": as of the last day of any period, the ratio of (a) Consolidated EBITDA for the period of four consecutive fiscal quarters ending on such day to (b) Consolidated Cash Interest Expense for the period of four consecutive fiscal quarters ending on such day.

          "Consolidated Leverage Ratio": as of the last day of any period, the ratio of (a) Consolidated Total Debt on such day to (b) Consolidated EBITDA for such period; provided that for the purposes this definition, Consolidated EBITDA shall be deemed to be equal to (i) with respect to the tower rental business of the Borrower, Consolidated EBITDA for the most recently completed fiscal quarter of the Borrower multiplied by four and (ii) with respect to all other businesses of the Borrower, Consolidated EBITDA for the most recently completed four fiscal quarters of the Borrower.

          "Consolidated Net Income": for any period, the consolidated net income (or loss) of the Borrower and its Subsidiaries (adjusted to exclude non-cash minority interests), determined on a consolidated basis in accordance with GAAP; provided that there shall be excluded (a) the income (or deficit) of any Person accrued prior to the date it becomes a Subsidiary of the Borrower or is merged into or consolidated with the Borrower or any of its Subsidiaries, (b) the income (or deficit) of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, except to the extent that any such income is actually received by the Borrower or such Subsidiary in the form of dividends or similar distributions and (c) the undistributed earnings of any Subsidiary of the Borrower to the extent that the declaration or payment of dividends or similar distributions by such Subsidiary is not at the time permitted by the terms of any Contractual Obligation or Requirement of Law applicable to such Subsidiary.

          "Consolidated Pro Forma Debt Service": as of the last day of any period, the sum of (a) Consolidated Cash Interest Expense for the period of four consecutive fiscal quarters ending on such day, (b) all distributions made by the Borrower or any of its Subsidiaries for the period of four consecutive fiscal quarters ending on such day in order to enable Holdings to pay (i) cash interest or dividends in respect of Indebtedness or preferred stock of Holdings or (ii) overhead expenses of Holdings and (c) scheduled principal payments on Indebtedness of the Borrower or any of its Subsidiaries for the period of four consecutive fiscal quarters commencing immediately after such day (or, in the case of the Revolving Facility, the excess, if any, of the Total Revolving Extensions of Credit outstanding on such day over the amount of the Total Revolving Commitments scheduled to be in effect at the end of such period of four consecutive fiscal quarters).

          "Consolidated Total Debt": at any date, the aggregate principal amount of all Indebtedness of the Borrower and its Subsidiaries at such date, determined on a consolidated basis in accordance with GAAP.

          "Consolidated Working Capital": at any date, the excess of Consolidated Current Assets on such date over Consolidated Current Liabilities on such date.

          "Continuing Directors": the directors of Holdings on the Closing Date and each other director, if, in each case, such other director's nomination for election to the board of directors of Holdings is recommended by at least 66-2/3% of the then Continuing Directors.

          "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Default": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Defaulting Lender": any Lender that defaults in its obligation to make any Loan hereunder.

          "Disposition": with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer or other disposition thereof. The terms "Dispose" and "Disposed of" shall have correlative meanings.

          "Documentation Agent": as defined in the preamble hereto.

          "Dollars" and "$": dollars in lawful currency of the United States.

          "Domestic Subsidiary": any Subsidiary of the Borrower organized under the laws of any jurisdiction within the United States.

          "Environmental Laws": any and all Requirements of Law regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment.

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Eurocurrency Reserve Requirements": for any day as applied to a Eurodollar Loan, the aggregate (without duplication) of the maximum rates (expressed as a decimal fraction) of reserve requirements in effect on such day (including basic, supplemental, marginal and emergency reserves under any regulations of the Board or other Governmental Authority having jurisdiction with respect thereto) dealing with reserve requirements prescribed for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board) maintained by a member bank of the Federal Reserve System.

          "Eurodollar Base Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, the rate per annum determined on the basis of the rate for deposits in Dollars for a period equal to such Interest Period commencing on the first day of such Interest Period appearing on Page 3750 of the Dow Jones Markets screen as of 11:00 A.M., London time, two Business Days prior to the beginning of such Interest Period. In the event that such rate does not appear on Page 3750 of the Dow Jones Markets screen (or otherwise on such screen), the "Eurodollar Base Rate" shall be determined by reference to such other comparable publicly available service for displaying eurodollar rates as may be selected by the Administrative Agent or, in the absence of such availability, by reference to the rate at which the Administrative Agent is offered Dollar deposits at or about 11:00 A.M., New York City time, two Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where its eurodollar and foreign currency and exchange operations are then being conducted for delivery on the first day of such Interest Period for the number of days comprised therein.

          "Eurodollar Loans": Loans the rate of interest applicable to which is based upon the Eurodollar Rate.

          "Eurodollar Rate": with respect to each day during each Interest Period pertaining to a Eurodollar Loan, a rate per annum determined for such day in accordance with the following formula (rounded upward to the nearest 1/100th of 1%):

                             Eurodollar Base Rate
                       ---------------------------------
                   1.00 - Eurocurrency Reserve Requirements

          "Eurodollar Tranche": the collective reference to Eurodollar Loans under a particular Facility the then current Interest Periods with respect to all of which begin on the same date and end on the same later date (whether or not such Loans shall originally have been made on the same day).

          "Event of Default": any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

          "Excess Cash Flow": for any fiscal year of the Borrower, the excess, if any, of (a) the sum, without duplication, of (i) Consolidated Net Income for such fiscal year, (ii) an amount equal to the amount of all non-cash charges (including depreciation and amortization) deducted in arriving at such Consolidated Net Income, (iii) decreases in Consolidated Working Capital for such fiscal year, and (iv) an amount equal to the aggregate net non-cash loss on the Disposition of property by the Borrower and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent deducted in arriving at such Consolidated Net Income over (b) the sum, without duplication, of (i) an amount equal to the amount of all non-cash credits included in arriving at such Consolidated Net Income, (ii) the aggregate amount actually paid by the Borrower and its Subsidiaries in cash during such fiscal year on account of Capital Expenditures (excluding the principal amount of Indebtedness incurred in connection with such expenditures and any such expenditures financed with the proceeds of any Reinvestment Deferred Amount),
(iii) the aggregate amount of all prepayments of Revolving Loans and Swingline Loans during such fiscal year to the extent accompanying permanent optional reductions of the Revolving Commitments and all optional prepayments of the Term Loans during such fiscal year, (iv) the aggregate amount of all regularly scheduled principal payments of Funded Debt (including the Term Loans) of the Borrower and its Subsidiaries made during such fiscal year (other than in respect of any revolving credit facility to the extent there is not an equivalent permanent reduction in commitments thereunder), (v) increases in Consolidated Working Capital for such fiscal year, and (vi) an amount equal to the aggregate net non-cash gain on the Disposition of property by the Borrower and its Subsidiaries during such fiscal year (other than sales of inventory in the ordinary course of business), to the extent included in arriving at such Consolidated Net Income.

          "Excess Cash Flow Application Date": as defined in Section 2.9(c).

          "Existing Investors": TeleDiffussion de France International S.A., Transmission Future Networks B.V., Candover Investments, PLC, Candover (Trustees) Limited, Candover Partners Limited, Ted B. Miller, Jr., Robert A. Crown, Barbara A. Crown, RC Investors Corp., BC Investors Corp., RACG Holdings LLC, BACG Holdings LLC, Berkshire Fund III Limited Partnership, Berkshire Fund IV Limited Partnership, Berkshire Investors PLC, Centennial Fund IV, LP, Centennial Fund V, LP, Centennial Entrepreneurs Fund V, LP, Nassau Capital Partners II, LP, NAS Partners I, LLC, Fay, Richwhite Communications Limited, PNC Venture Corp., American Home Assurance Company, New York Life Assurance Company, The Northwestern Mutual Life Insurance Company, Prime VIII, LP, Bell Atlantic Corporation, Bell South Corporation, General Electric Capital Corporation and SFG-P, Inc.

          "Facility": each of (a) the Tranche A Term Commitments and the Tranche A Term Loans made thereunder (the "Tranche A Term Facility"), (b) the Tranche B Term Commitments and the Tranche B Term Loans made thereunder (the "Tranche B Term Facility"), (c) the Incremental Term Loans (the "Incremental Term Facility") and (d) the Revolving Commitments and the extensions of credit made thereunder (the "Revolving Facility").

          "Federal Funds Effective Rate": for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for the day of such transactions received by Chase from three federal funds brokers of recognized standing selected by it.

          "Foreign Subsidiary": any Subsidiary of the Borrower that is not a Domestic Subsidiary.

          "Funded Debt": as to any Person, all Indebtedness of such Person that matures more than one year from the date of its creation or matures within one year from such date but is renewable or extendible, at the option of such Person, to a date more than one year from such date or arises under a revolving credit or similar agreement that obligates the lender or lenders to extend credit during a period of more than one year from such date, including all current maturities and current sinking fund payments in respect of such Indebtedness whether or not required to be paid within one year from the date of its creation and, in the case of the Borrower, Indebtedness in respect of the Loans.

          "Funding Office": the office of the Administrative Agent specified in
Section 10.2 or such other office as may be specified from time to time by the Administrative Agent as its funding office by written notice to the Borrower and the Lenders.

          "GAAP": generally accepted accounting principles in the United States as in effect from time to time, except that for purposes of Section 7.1, GAAP shall be determined on the basis of such principles in effect on the date hereof and consistent with those used in the preparation of the most recent audited financial statements referred to in Section 4.1(b). In the event that any "Accounting Change" (as defined below) shall occur and such change results in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrower and the Administrative Agent agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrower, the Administrative Agent and the Required Lenders, all financial covenants, standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. "Accounting Changes" refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

          "Governing Documents": collectively, as to any Person, the articles or certificate of incorporation and bylaws, any shareholders agreement, certificate of formation, limited liability company agreement, partnership agreement or other formation or constituent documents of such Person.

          "Governmental Authority": any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization (including the National Association of Insurance Commissioners).

          "GTE Distribution": as defined in the definition of "Consolidated EBITDA".

          "GTE JV": Crown Castle GT Holding Company LLC, a Delaware limited liability company.

          "GTE Wireless": GTE Wireless Incorporated, a Delaware corporation.

          "Guarantee and Collateral Agreement": the Guarantee and Collateral Agreement to be executed and delivered by Holdings, the Borrower, each Subsidiary Guarantor and each Specified Non-Wholly Owned Subsidiary, substantially in the form of Exhibit A, as the same may be amended, supplemented or otherwise modified from time to time. If requested by the Administrative Agent, any Foreign Subsidiary that would otherwise be required to become a party to the Guarantee and Collateral Agreement shall instead become a party to separate agreements having a substantially equivalent effect.

          "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any third Person (the "primary obligor") in any manner, whether directly or indirectly, including any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrower in good faith.

          "Guarantors": the collective reference to Holdings and the Subsidiary Guarantors.

          "Hedge Agreements": all interest rate swaps, caps or collar agreements or similar arrangements dealing with interest rates or currency exchange rates or the exchange of nominal interest obligations, either generally or under specific contingencies.

          "Holdings": as defined in the preamble hereto.

          "Holdings Debt Agreements": the collective reference to the agreements in existence on the Closing Date governing the 10-5/8% Senior Discount Notes, the 12-3/4% Senior Exchangeable Preferred Stock, the 12-3/4% Senior Subordinated Exchange Debentures, the 10-3/8% Senior Discount Notes, the 9% Senior Notes, the 11-1/4% Senior Discount Notes and the 9-1/2% Senior Notes of Holdings.

          "Holdings Qualified Obligations": (a) Indebtedness or preferred stock of Holdings outstanding on the Closing Date, (b) Indebtedness or preferred stock of Holdings incurred or issued after the Closing Date, the net proceeds of which are contributed to the Borrower and are not used to make Investments in Persons that are not Subsidiaries of the Borrower and (c) any refinancing of any of the foregoing.

          "Increased Facility Activation Date": any Business Day on which any Lender shall execute and deliver to the Administrative Agent an Increased Facility Activation Notice pursuant to Section 2.1(c).

          "Increased Facility Activation Notice": a notice substantially in the form of Exhibit D-2.

          "Increased Facility Closing Date": any Business Day designated as such in an Increased Facility Activation Notice.

          "Incremental Term Facility": as defined in the definition of "Facility".

          "Incremental Term Lenders": (a) on any Increased Facility Activation Date relating to Incremental Term Loans, the Lenders signatory to the relevant Increased Facility Activation Notice and (b) thereafter, each Lender that is a holder of an Incremental Term Loan.

          "Incremental Term Loans": as defined in Section 2.1(a).

          "Incremental Term Maturity Date": with respect to the Incremental Term Loans to be made pursuant to any Increased Facility Activation Notice, the maturity date specified in such Increased Facility Activation Notice, which date shall be a date at least six months after the final maturity of the Tranche B Term Loans.

          "Indebtedness": of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price (to the extent determinable) of property or services (other than current trade payables incurred in the ordinary course of such Person's business), provided that to the extent any such obligation is reflected as a liability on the balance sheet of such Person, such obligation shall in any event be considered "Indebtedness", (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements,
(g) the liquidation value of all redeemable preferred Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation and (j) for the purposes of Sections 7.2 and 8(e) only, all obligations of such Person in respect of Hedge Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity

(including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person's ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor.

          "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent": pertaining to a condition of Insolvency.

          "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

          "Interest Payment Date": (a) as to any ABR Loan, the last day of each March, June, September and December to occur while such Loan is outstanding and the final maturity date of such Loan, (b) as to any Eurodollar Loan having an Interest Period of three months or less, the last day of such Interest Period,
(c) as to any Eurodollar Loan having an Interest Period longer than three months, each day that is three months, or a whole multiple thereof, after the first day of such Interest Period and the last day of such Interest Period and
(d) as to any Loan (other than any Revolving Loan that is an ABR Loan and any Swingline Loan), the date of any repayment or prepayment made in respect thereof.

          "Interest Period": as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six (or, with the consent of all Lenders under the relevant Facility, nine or twelve) months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six (or, with the consent of all Lenders under the relevant Facility, nine or twelve) months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:

          (i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;

          (ii) the Borrower may not select an Interest Period under a particular Facility that would extend beyond the Revolving Termination Date or beyond the date final payment is due on the Tranche A Term Loans, the Tranche B Term Loans or the relevant Incremental Term Loans, as the case may be;

          (iii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month; and

          (iv) the Borrower shall select Interest Periods so as not to require a payment or prepayment of any Eurodollar Loan during an Interest Period for such Loan.

          "Investments": as defined in Section 7.7.

          "Issuing Lender": each of Chase, KCCI and any other Revolving Lender that has agreed in its sole discretion to act as an "Issuing Lender" hereunder and that has been approved in writing by the Administrative Agent as an "Issuing Lender" hereunder, in each case in its capacity as issuer of any Letter of Credit.

          "KCCI": Key Corporate Capital Inc.

          "KCCI Credit Agreement": the Amended and Restated Loan Agreement, dated as of July 10, 1998, by and among Crown Communication Inc., Crown Castle International Corp. de Puerto Rico, KCCI, PNC Bank, National Association and the other financial institutions party thereto.

          "L/C Commitment": $25,000,000.

          "L/C Fee Payment Date": the last day of each March, June, September and December and the last day of the Revolving Commitment Period.

          "L/C Obligations": at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Letters of Credit and (b) the aggregate amount of drawings under Letters of Credit that have not then been reimbursed pursuant to Section 3.5.

          "L/C Participants": with respect to any Letter of Credit, the collective reference to all the Revolving Lenders other than the Issuing Lender that issued such Letter of Credit.

          "Lenders": as defined in the preamble hereto; provided, that unless the context otherwise requires, each reference herein to the Lenders shall be deemed to include any Conduit Lender.

          "Letters of Credit": as defined in Section 3.1(a).

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

          "Loan": any loan made by any Lender pursuant to this Agreement.

          "Loan Documents": this Agreement, the Security Documents, Specified Intercompany Notes and any note evidencing Australian Intercompany Loans.

          "Loan Parties": Holdings, the Borrower and each Subsidiary of the Borrower that is a party to a Loan Document.

          "Majority Facility Lenders": with respect to any Facility, the holders of more than 50% of the aggregate unpaid principal amount of the Tranche A Term Loans, the Tranche B Term Loans, the Incremental Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Facility, prior to any termination of the Revolving Commitments, the holders of more than 50% of the Total Revolving Commitments).

          "Material Action": with respect to any Unrestricted Subsidiary, Unrestricted Subsidiary SPV or Tower SPV, (i) to consolidate or merge such Person with or into any other Person, or sell all or substantially all of the assets of such Person, or to institute proceedings to have such Person be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against such Person or file a petition seeking, or consent to, reorganization or relief with respect to such Person under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or a substantial part of its property, or make any assignment for the benefit of creditors of such Person, or admit in writing such Person's inability to pay its debts generally as they become due, or, to the fullest extent permitted by law, take action in furtherance of any such action, or dissolve or liquidate such Person, or (ii) to take any other action that would cause or permit the dissolution of such Person whether pursuant to the Governing Documents of such Person, judicial dissolution, applicable law or otherwise.

          "Material Adverse Effect": a material adverse effect on (a) the business, property, operations or condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole or (b) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Administrative Agent or the Lenders hereunder or thereunder.

          "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

          "Multiemployer Plan": a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Net Cash Proceeds": (a) in connection with any Asset Sale or any Recovery Event, the proceeds thereof in the form of cash and Cash Equivalents (including any such proceeds received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but only as and when received) of such Asset Sale or Recovery Event, net of attorneys' fees, accountants' fees, investment banking fees, amounts required to be applied to the repayment of Indebtedness secured by a Lien expressly permitted hereunder on any asset that is the subject of such Asset Sale or Recovery Event (other than any Lien pursuant to a Security Document) and other customary fees and expenses actually incurred in connection therewith and net of taxes paid or reasonably estimated to be payable as a result thereof (after taking into account any available tax credits or deductions and any tax sharing arrangements) and (b) in connection with any issuance or sale of Capital Stock or any incurrence of Indebtedness, the cash proceeds received from such issuance or incurrence, net of attorneys' fees, investment banking fees, accountants' fees, underwriting discounts and commissions and other customary fees and expenses actually incurred in connection therewith.

          "New Lender": as defined in Section 2.1(d).

          "New Lender Supplement": as defined in Section 2.1(d).

          "Non-Excluded Taxes": as defined in Section 2.17(a).

          "Non-U.S. Lender": as defined in Section 2.17(d).

          "Obligations": the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and Reimbursement Obligations and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrower to the Administrative Agent or to any Lender (or, in the case of Hedge Agreements, any affiliate of any Lender), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, the Letters of Credit, any Hedge Agreement entered into with any Lender or any affiliate of any Lender or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Administrative Agent or to any Lender that are required to be paid by the Borrower pursuant hereto) or otherwise.

          "Other Taxes": any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document.

          "Participant": as defined in Section 10.6(b).

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

          "Permitted Borrower Subordinated Indebtedness": Indebtedness of the Borrower to Holdings which is evidenced by a promissory note substantially identical to Exhibit I.

          "Person": an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan": at a particular time, any employee benefit plan that is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pricing Grid": the pricing grid attached hereto as Annex A.

          "Pro Forma Balance Sheets": as defined in Section 4.1(a).

          "Projections": as defined in Section 6.2(c).

          "Properties": as defined in Section 4.17(a).

          "Recovery Event": any settlement of or payment in respect of any property or casualty insurance claim or any condemnation proceeding relating to any asset of the Borrower or any of its Subsidiaries.

          "Refunded Swingline Loans": as defined in Section 2.5(b).

          "Refunding Date": as defined in Section 2.5(c).

          "Register": as defined in Section 10.6(d).

          "Regulation U": Regulation U of the Board as in effect from time to time.

          "Reimbursement Obligation": the obligation of the Borrower to reimburse the relevant Issuing Lender pursuant to Section 3.5 for amounts drawn under Letters of Credit.

          "Reinvestment Deferred Amount": with respect to any Reinvestment Event, the aggregate Net Cash Proceeds received by the Borrower or any of its Subsidiaries in connection therewith that are not applied to prepay the Term Loans or reduce the Revolving Commitments pursuant to Section 2.9(b) as a result of the delivery of a Reinvestment Notice.

          "Reinvestment Event": any Asset Sale or Recovery Event in respect of which the Borrower has delivered a Reinvestment Notice.

          "Reinvestment Notice": a written notice executed by a Responsible Officer stating that the Borrower (directly or indirectly through a Subsidiary) intends and expects to use all or a specified portion of the Net Cash Proceeds of an Asset Sale or Recovery Event to acquire or repair assets useful in its business.

          "Reinvestment Prepayment Amount": with respect to any Reinvestment Event, the Reinvestment Deferred Amount relating thereto less any amount expended prior to the relevant Reinvestment Prepayment Date to acquire or repair assets useful in the Borrower's business.

          "Reinvestment Prepayment Date": with respect to any Reinvestment Event, the earlier of (a) the date occurring twelve months after such Reinvestment Event and (b) the date on which the Borrower shall have determined not to, or shall have otherwise ceased to, acquire or repair assets useful in the Borrower's business with all or any portion of the relevant Reinvestment Deferred Amount.

          "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event": any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg.
(S) 4043.

          "Required Lenders": at any time, the holders of more than 50% of the sum of (a) the aggregate unpaid principal amount of the Term Loans then outstanding, (b) the aggregate Tranche A Term Commitments then in effect and (c) the Total Revolving Commitments then in effect or, if the Revolving Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding. The Term Loans outstanding, Tranche A Commitments and Revolving Commitments in effect (or, when applicable, Revolving Extensions of Credit outstanding) of any Defaulting Lender shall be excluded for purposes of any vote of the Required Lenders.

          "Requirement of Law": as to any Person, the Certificate of Incorporation and By-Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer": the chief executive officer, president, chief financial officer, chief accounting officer or treasurer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

          "Restricted Payments": as defined in Section 7.6.

          "Revolving Aggregate Committed Amount": the sum of the Total Revolving Commitments as in effect on the Closing Date and the amount of any increases therein effected pursuant to Section 2.1(c).

          "Revolving Commitment": as to any Lender, the obligation of such Lender, if any, to make Revolving Loans and participate in Swingline Loans and Letters of Credit in an aggregate principal and/or face amount not to exceed the amount set forth under the heading "Revolving Commitment" opposite such Lender's name on Schedule 1.1 or in the Assignment and Acceptance or New Lender Supplement pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. The original amount of the Total Revolving Commitments is $500,000,000.

          "Revolving Commitment Period": the period from and including the Closing Date to the Revolving Termination Date.

          "Revolving Extensions of Credit": as to any Revolving Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Revolving Loans held by such Lender then outstanding, (b) such Lender's Revolving Percentage of the L/C Obligations then outstanding and (c) such Lender's Revolving Percentage of the aggregate principal amount of Swingline Loans then outstanding.

          "Revolving Facility": as defined in the definition of "Facility".

          "Revolving Lender": each Lender that has a Revolving Commitment or that holds Revolving Loans.

          "Revolving Loans": as defined in Section 2.1(b).

          "Revolving Percentage": as to any Revolving Lender at any time, the percentage which such Lender's Revolving Commitment then constitutes of the Total Revolving Commitments (or, at any time after the Revolving Commitments shall have expired or terminated, the percentage which the aggregate principal amount of such Lender's Revolving Loans then outstanding constitutes of the aggregate principal amount of the Revolving Loans then outstanding).

          "Revolving Termination Date": September 15, 2007.

          "SEC": the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

          "Security Documents": the collective reference to the Guarantee and Collateral Agreement, all other security documents hereafter delivered to the Administrative Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Loan Party under any Loan Document and any separate guarantee agreement entered into by any Subsidiary in order to guarantee the Obligations.

          "Single Employer Plan": any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

          "Solvent": when used with respect to any Person, means that, as of any date of determination, (a) the amount of the "present fair saleable value" of the assets of such Person will, as of such date, exceed the amount of all "liabilities of such Person, contingent or otherwise" after giving effect to the expected value of rights of indemnity, contribution and subrogation, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured after giving effect to the expected value of rights of indemnity, contribution and subrogation, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature after giving effect to the expected value of rights of indemnity, contribution and subrogation. For purposes of this definition, (i) "debt" means liability on a "claim", and (ii) "claim" means any
(x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

          "Specified Change of Control": a "Change of Control" or any defined term having a comparable purpose contained in the documentation governing any Indebtedness of Holdings or the Borrower.

          "Specified Intercompany Note": as defined in the definition of Specified Non-Wholly Owned Subsidiary.

          "Specified Non-Wholly Owned Subsidiary": any Subsidiary of the Borrower (other than a Wholly Owned Subsidiary) that (a) is designated as such by the Borrower in a written notice to the Administrative Agent substantially concurrently with the acquisition thereof and (b) has issued an intercompany note (a "Specified Intercompany Note") to the Borrower or any Wholly Owned Qualifying Subsidiary Guarantor representing amounts actually loaned to such Subsidiary, which note (i) shall be in form and substance satisfactory to the Administrative Agent and (ii) shall be secured by a valid and perfected Lien on all assets of such Subsidiary that fall within any of the categories of "Collateral" referred to in the Guarantee and Collateral Agreement.

          "Subsidiary": as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person; provided, that, except as otherwise specified in this Agreement, Unrestricted Subsidiaries shall be deemed not to constitute "Subsidiaries" for the purposes of this Agreement (other than the definitions of "Unrestricted Borrower Subsidiary", "Unrestricted Holdings Subsidiary" and "Unrestricted Subsidiary" and Sections 6.11 and 7.15). Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

          "Subsidiary Guarantor": each Subsidiary of the Borrower other than
(a) the GTE JV, (b) the Australian Subsidiary and its Subsidiaries and (c) any Specified Non-Wholly Owned Subsidiary and its Subsidiaries.

          "Swingline Commitment": the obligation of the Swingline Lender to make Swingline Loans pursuant to Section 2.4 in an aggregate principal amount at any one time outstanding not to exceed $15,000,000.

          "Swingline Lender": Chase, in its capacity as the lender of Swingline Loans.

          "Swingline Loans": as defined in Section 2.4(a).

          "Swingline Participation Amount": as defined in Section 2.5(c).

          "Syndication Agents": as defined in the preamble hereto.

          "Term Lenders": the collective reference to the Tranche A Term Lenders, the Tranche B Term Lenders and the Incremental Term Lenders.

          "Term Loans": the collective reference to the Tranche A Term Loans, Tranche B Term Loans and Incremental Term Loans.

          "Total Revolving Commitments": at any time, the aggregate amount of the Revolving Commitments then in effect.

          "Total Revolving Extensions of Credit": at any time, the aggregate amount of the Revolving Extensions of Credit of the Revolving Lenders outstanding at such time.

          "Tower SPV": a Wholly Owned Subsidiary of the Borrower formed for the sole purpose of holding communications tower facilities.

          "Tranche A Aggregate Funded Amount": the sum of the aggregate principal amount of Tranche A Term Loans made pursuant to Section 2.1(a) and the aggregate principal amount of Tranche A Term Loans made pursuant to Section 2.1(c).

          "Tranche A Term Commitment": as to any Lender, the obligation of such Lender, if any, to make a Tranche A Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche A Term Commitment" opposite such Lender's name on Schedule 1.1. The original aggregate amount of the Tranche A Term Commitments is $300,000,000.

          "Tranche A Term Facility": as defined in the definition of "Facility".

          "Tranche A Term Lender": each Lender that has a Tranche A Term Commitment or is the holder of a Tranche A Term Loan.

          "Tranche A Term Loan": as defined in Section 2.1(a).

          "Tranche A Term Percentage": as to any Tranche A Term Lender at any time, the percentage which the aggregate principal amount of such Lender's Tranche A Term Loans then outstanding constitutes of the aggregate principal amount of all Tranche A Term Loans then outstanding.

          "Tranche B Aggregate Funded Amount": the aggregate principal amount of Tranche B Term Loans made on the Closing Date.

          "Tranche B Term Commitment": as to any Lender, the obligation of such Lender, if any, to make a Tranche B Term Loan to the Borrower hereunder in a principal amount not to exceed the amount set forth under the heading "Tranche B Term Commitment" opposite such Lender's name on Schedule 1.1. The original aggregate amount of the Tranche B Term Commitments is $400,000,000.

          "Tranche B Term Facility": as defined in the definition of "Facility".

          "Tranche B Term Lender": each Lender that has a Tranche B Term Commitment or that holds a Tranche B Term Loan.

          "Tranche B Term Loan": as defined in Section 2.1(a).

          "Tranche B Term Percentage": as to any Tranche B Lender at any time, the percentage which such Lender's Tranche B Term Commitment then constitutes of the aggregate Tranche B Term Commitments (or, at any time after the Closing Date, the percentage which the aggregate principal amount of such Lender's Tranche B Term Loans then outstanding constitutes of the aggregate principal amount of the Tranche B Term Loans then outstanding).

          "Transferee": any Assignee or Participant.

          "Type": as to any Loan, its nature as an ABR Loan or a Eurodollar
Loan.

          "United States": the United States of America.

          "Unrestricted Borrower Subsidiary": (a) any Subsidiary of the Borrower created, acquired or activated by the Borrower or any of its Subsidiaries and designated as such by the Borrower substantially concurrently with such creation, acquisition or activation and (b) any Subsidiary of such designated Subsidiary, provided, that (i) at no time shall any creditor of any such Subsidiary have any claim (whether pursuant to a Guarantee Obligation, by operation of law or otherwise) against Holdings or any of its other Subsidiaries (other than another Unrestricted Borrower Subsidiary) in respect of any Indebtedness or other obligation of any such Subsidiary; (ii) neither of Holdings nor any of its Subsidiaries (other than another Unrestricted Borrower Subsidiary) shall become a general partner of any such Subsidiary; (iii) no default with respect to any Indebtedness of any such Subsidiary (including any right which the holders thereof may have to take enforcement action against any such Subsidiary) shall permit (upon notice, lapse of time or both) any holder of any Indebtedness of Holdings or its other Subsidiaries (other than another Unrestricted Borrower Subsidiary) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity; (iv) all Capital Stock of such Subsidiary shall be held at all times by an Unrestricted Subsidiary SPV; and (v) at the time of such designation, no Default or Event of Default shall have occurred and be continuing or would result therefrom.

          "Unrestricted Holdings Subsidiary": (a) any Subsidiary of Holdings (other than the Borrower and its Subsidiaries) created, acquired or activated by Holdings or any of its Subsidiaries (other than the Borrower and its Subsidiaries) and designated as such by Holdings substantially concurrently with such creation, acquisition or activation and (b) any Subsidiary of such designated Subsidiary, provided, that (i) at no time shall any creditor of any such Subsidiary have any claim (whether pursuant to a Guarantee Obligation, by operation of law or otherwise) against Holdings or any of its other Subsidiaries (other than another Unrestricted Holdings Subsidiary) in respect of any Indebtedness or other obligation of any such Subsidiary; (ii) neither Holdings nor any of its Subsidiaries (other than another Unrestricted Holdings Subsidiary) shall become a general partner of any such Subsidiary; (iii) no default with respect to any Indebtedness of any such Subsidiary (including any right which the holders thereof may have to take enforcement action against any such Subsidiary) shall permit (upon notice, lapse of time or both) any holder of any Indebtedness of Holdings or its other Subsidiaries (other than another Unrestricted Holdings Subsidiary) to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its final scheduled maturity; (iv) all Capital Stock of such Subsidiary shall be held at all times by an Unrestricted Subsidiary SPV; and (v) at the time of such designation, no Default or Event of Default shall have occurred and be continuing or would result therefrom.

          "Unrestricted Subsidiaries": the collective reference to the Unrestricted Borrower Subsidiaries and the Unrestricted Holdings Subsidiaries. It is understood that Unrestricted Subsidiaries shall be disregarded for the purposes of any calculation pursuant to this Agreement relating to financial matters with respect to the Borrower. Notwithstanding anything to the contrary contained in this Agreement, (x) so long as any Australian Intercompany Loans are outstanding, the Australian Subsidiary shall not be an Unrestricted Subsidiary, (y) the GTE JV shall not be an Unrestricted Subsidiary and (z) no Tower SPV or Unrestricted Subsidiary SPV shall be an Unrestricted Subsidiary.

          "Unrestricted Subsidiary SPV": a Wholly Owned Subsidiary of Holdings or the Borrower, as the case may be, formed for the sole purpose of holding the Capital Stock of one or more Unrestricted Subsidiaries.

          "Wholly Owned Subsidiary": as to any Person, any other Person all of the Capital Stock of which (other than directors' qualifying shares required by law) is owned by such Person directly and/or through other Wholly Owned Subsidiaries.

          "Wholly Owned Subsidiary Guarantor": any Subsidiary Guarantor that is a Wholly Owned Subsidiary of the Borrower.

          "Wholly Owned Qualifying Subsidiary Guarantor": any Wholly Owned Subsidiary Guarantor organized under the laws of any jurisdiction within the United States, the United Kingdom or Australia.

          1.2 Other Definitional Provisions. (a) Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

          (b) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto,
(i) accounting terms relating to Holdings, the Borrower and its Subsidiaries not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation", (iii) the word "incur" shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words "incurred" and "incurrence" shall have correlative meanings), and (iv) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights.

          (c) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

          (d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

          (e) For the purposes of calculating Consolidated EBITDA and Consolidated Cash Interest Expense for any period of four consecutive fiscal quarters (each, a "Reference Period") pursuant to any determination of the Consolidated Leverage Ratio or the Consolidated Debt Service Coverage Ratio,
(i) if at any time during such Reference Period the Borrower or any Subsidiary shall have made any Material Disposition, the Consolidated EBITDA for such Reference Period shall be reduced by an amount equal to the Consolidated EBITDA (if positive) attributable to the property that is the subject of such Material Disposition for such Reference Period or increased by an amount equal to the Consolidated EBITDA (if negative) attributable thereto for such Reference Period, and Consolidated Cash Interest Expense for such Reference Period shall be reduced by an amount equal to the Consolidated Cash

Interest Expense for such Reference Period attributable to any Indebtedness of the Borrower or any Subsidiary repaid, repurchased, defeased or otherwise discharged with respect to the Borrower and its Subsidiaries in connection with such Material Disposition (or, if the Capital Stock of any Subsidiary is sold, the Consolidated Cash Interest Expense for such Reference Period directly attributable to the Indebtedness of such Subsidiary to the extent the Borrower and its continuing Subsidiaries are no longer liable for such Indebtedness after such Disposition) and (ii) if during such Reference Period the Borrower or any Subsidiary shall have made a Material Acquisition, Consolidated EBITDA and Consolidated Cash Interest Expense for such Reference Period shall be calculated after giving pro forma effect thereto (including the incurrence or assumption of any Indebtedness in connection therewith) as if such Material Acquisition (and the incurrence or assumption of any such Indebtedness) occurred on the first day of such Reference Period. As used herein, "Material Acquisition" means any acquisition of property or series of related acquisitions of property that
(a) constitutes assets comprising all or substantially all of an operating unit of a business or constitutes all or substantially all of the common stock of a Person and (b) involves the payment of consideration by the Borrower and its Subsidiaries in excess of $1,000,000; and "Material Disposition" means any Disposition of property or series of related Dispositions of property that yields gross proceeds to the Borrower or any of its Subsidiaries in excess of $1,000,000.

                  SECTION 2. AMOUNT AND TERMS OF COMMITMENTS

          2.1 Commitments; Increases in the Tranche A Term Facility and the Revolving Facility; Incremental Term Loans. (a) Subject to the terms and conditions hereof, (i) each Tranche A Term Lender severally agrees to make one or more term loans (each, a "Tranche A Term Loan") to the Borrower in an aggregate amount not to exceed the amount of the Tranche A Term Commitment of such Lender, (ii) each Tranche B Term Lender severally agrees to make a term loan (each, a "Tranche B Term Loan") to the Borrower in an amount not to exceed the amount of the Tranche B Term Commitment of such Lender and (iii) each Incremental Term Lender severally agrees to make one or more term loans (each, an "Incremental Term Loan") to the extent provided in Section 2.1(c). The Term Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.2 and 2.10. Except as otherwise provided in Section 2.1(c), Tranche A Term Loans may only be made during the period (the "Tranche A Commitment Period") from and including the Closing Date to the date that is 18 months thereafter (such date, the "Tranche A Commitment Termination Date"); provided, that $150,000,000 of the Tranche A Term Commitments must be used (if at all) on or prior to the first anniversary of the Closing Date. The Tranche A Term Commitments shall automatically be permanently reduced by the amount of any borrowing thereunder. Any unutilized Tranche A Term Commitments shall automatically terminate on the Tranche A Commitment Termination Date. Tranche B Term Loans may only be made on the Closing Date.

          (b) Subject to the terms and conditions hereof, each Revolving Lender severally agrees to make revolving credit loans ("Revolving Loans") to the Borrower from time to time during the Revolving Commitment Period in an aggregate principal amount at any one time outstanding which, when added to such Lender's Revolving Percentage of the sum of (i) the L/C Obligations then outstanding and (ii) the aggregate principal amount of the Swingline Loans then outstanding, does not exceed the amount of such Lender's Revolving Commitment. During the Revolving Commitment Period the Borrower may use the Revolving Commitments by borrowing, prepaying the Revolving Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Loans may from time to time be Eurodollar Loans or ABR Loans, as determined by the Borrower and notified to the

Administrative Agent in accordance with Sections 2.2 and 2.10. Notwithstanding anything to the contrary in this Agreement, the Borrower may not borrow more than $25,000,000 of Revolving Loans prior to the later to occur of (i) the date on which the Tranche A Term Facility shall have been fully utilized or is no longer available and (ii) the date on which at least $425,000,000 of cash held by Holdings on January 1, 2000 shall have been contributed to the Borrower or any of the Borrower's Subsidiaries.

          (c) The Borrower and any one or more Lenders (including New Lenders) may from time to time agree that such Lenders shall make, obtain or increase the amount of their Tranche A Term Loans, Tranche A Term Commitments, Incremental Term Loans or Revolving Commitments, as applicable, by executing and delivering to the Administrative Agent an Increased Facility Activation Notice specifying
(i) the amount of such increase and the Facility or Facilities involved,
(ii) the applicable Increased Facility Closing Date and (iii) in the case of Incremental Term Loans, (x) the applicable Incremental Term Maturity Date,
(y) the amortization schedule for such Incremental Term Loans, which shall comply with Section 2.3, and (z) the Applicable Margin for such Incremental Term Loans. Notwithstanding the foregoing, without the consent of the Required Lenders, (i) the aggregate amount of borrowings of Incremental Term Loans shall not exceed an amount equal to (x) $300,000,000 minus (y) the aggregate amount of incremental Tranche A Term Loans, incremental Tranche A Term Commitments or incremental Revolving Commitments obtained pursuant to this paragraph, (ii) the aggregate amount of incremental Tranche A Term Loans, incremental Tranche A Term Commitments and/or incremental Revolving Commitments obtained pursuant to this paragraph shall not exceed $200,000,000, (iii) incremental Tranche A Term Loans, incremental Tranche A Term Commitments, Incremental Term Loans and incremental Revolving Commitments may not be made, obtained or increased on or after the second anniversary of the Closing Date or after the occurrence and during the continuation of a Default or Event of Default, (iv) each increase effected pursuant to this paragraph shall be in a minimum amount of at least $50,000,000 and (v) no more than five Increased Facility Closing Dates may be selected by the Borrower during the term of this Agreement. Any incremental Tranche A Term Loans, incremental Tranche A Term Commitments, Incremental Term Loans and incremental Revolving Commitments shall be governed by this Agreement and the other Loan Documents and be on terms no more restrictive when viewed as a whole than those set forth herein and therein. No Lender shall have any obligation to participate in any increase described in this paragraph unless it agrees to do so in its sole discretion. Notwithstanding the foregoing, no increase described in this paragraph may be made or obtained unless and until the Borrower has delivered to the Administrative Agent revised Projections taking into account such increase.

          (d) Any additional bank, financial institution or other entity which, with the consent of the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld), elects to become a "Lender" under this Agreement in connection with any transaction described in Section 2.1(c) shall execute a New Lender Supplement (each, a "New Lender Supplement"), substantially in the form of Exhibit D-1, whereupon such bank, financial institution or other entity (a "New Lender") shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement.

          (e) Unless otherwise agreed by the Administrative Agent, on each Increased Facility Closing Date (other than in respect of Incremental Term Loans), the Borrower shall borrow Tranche A Term Loans under the increased Tranche A Term Facility, or shall borrow Revolving Loans under the increased Revolving Commitments, as the case may be, from each Lender participating in the relevant increase in an amount determined by reference to the amount of each Type of Loan (and, in the case of

Eurodollar Loans, of each Eurodollar Tranche) which would then have been outstanding from such Lender if (i) each such Type or Eurodollar Tranche had been borrowed or effected on such Increased Facility Closing Date and (ii) the aggregate amount of each such Type or Eurodollar Tranche requested to be so borrowed or effected had been proportionately increased. The Eurodollar Base Rate applicable to any Eurodollar Loan borrowed pursuant to the preceding sentence shall equal the Eurodollar Base Rate then applicable to the Eurodollar Loans of the other Lenders in the same Eurodollar Tranche (or, until the expiration of the then-current Interest Period, such other rate as shall be agreed upon between the Borrower and the relevant Lender).

          2.2 Procedure for Borrowing. In order to effect a borrowing hereunder, the Borrower shall give the Administrative Agent irrevocable notice (which notice must be received by the Administrative Agent prior to 12:00 Noon., New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of ABR Loans), specifying (i) the Facility under which such borrowing is to be made, (ii) the amount and Type of Loans to be borrowed, (iii) the requested Borrowing Date and (iv) in the case of Eurodollar Loans, the respective amounts of each such Type of Loan and the respective lengths of the initial Interest Period therefor. Any Loans made on the Closing Date shall initially be ABR Loans. Each borrowing shall be in an aggregate amount equal to (x) in the case of ABR Loans, $5,000,000 or a whole multiple of $1,000,000 in excess thereof (or, if the then aggregate Available Revolving Commitments are less than $5,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $10,000,000 or a whole multiple of $1,000,000 in excess thereof; provided, that the Swingline Lender may request, on behalf of the Borrower, borrowings under the Revolving Commitments that are ABR Loans in other amounts pursuant to Section 2.5. Upon receipt of any such notice from the Borrower, the Administrative Agent shall promptly notify each relevant Lender thereof. Each relevant Lender will make the amount of its pro rata share of each borrowing available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Such borrowing will then be made available to the Borrower by the Administrative Agent crediting the account of the Borrower on the books of such office with the aggregate of the amounts made available to the Administrative Agent by the relevant Lenders and in like funds as received by the Administrative Agent.

          2.3 Repayment of Loans; Early Maturity. (a) The Tranche A Term Loans of each Tranche A Term Lender shall mature in 18 consecutive quarterly installments, commencing on June 30, 2003, each of which shall be in an amount equal to such Lender's Tranche A Term Percentage multiplied by the percentage of the Tranche A Aggregate Funded Amount set forth below opposite such installment:

          Date                           Percentage
          ----                           ----------
          June 30, 2003                   1.25%
          September 30, 2003              1.25%
          December 31,  2003              1.25%
          March 31, 2004                  1.25%
          June 30, 2004                  4.375%
          September 30, 2004             4.375%
          December 31, 2004              4.375%
          March 31, 2005                 4.375%
          June 30, 2005                  5.625%

          September 30, 2005             5.625%
          December 31, 2005              5.625%
          March 31, 2006                 5.625%
          June 30, 2006                   7.50%
          September 30, 2006              7.50%
          December 31, 2006               7.50%
          March 31, 2007                  7.50%
          June 30, 2007                  12.50%
          September 15, 2007             12.50%

          (b) The Tranche B Term Loans of each Tranche B Term Lender shall mature in 20 consecutive quarterly installments (each due on the last day of each calendar quarter, except for the last such installment), commencing on June 30, 2003, each of which shall be in an amount equal to such Lender's Tranche B Term Percentage multiplied by (i) in the case of the first 19 such installments, 0.25% of the Tranche B Aggregate Funded Amount and (ii) in the case of the last such installment (which shall be due on March 15, 2008), 95.25% of the Tranche B Aggregate Funded Amount.

          (c) The Incremental Term Loans of each Incremental Term Lender shall mature in consecutive installments (which shall be no more frequent than quarterly) as specified in the Increased Facility Activation Notice pursuant to which such Incremental Term Loans were made, provided that the Incremental Term Loans shall have (i) a longer weighted average life than the Tranche A Term Facility, the Tranche B Term Facility and the Revolving Facility (taken as a whole) and (ii) a final maturity no earlier than the date that is six months after the final maturity of the Tranche B Term Loans.

          (d) The Total Revolving Commitments shall be permanently reduced on each of the dates set forth below by an aggregate amount equal to the percentage of the Revolving Aggregate Committed Amount set forth opposite such date:

          Installment                       Percentage
          -----------                       ----------
          June 30, 2003                      1.25%
          September 30, 2003                 1.25%
          December 31, 2003                  1.25%
          March 31, 2004                     1.25%
          June 30, 2004                     4.375%
          September 30, 2004                4.375%
          December 31, 2004                 4.375%
          March 31, 2005                    4.375%
          June 30, 2005                     5.625%
          September 30, 2005                5.625%
          December 31, 2005                 5.625%
          March 31, 2006                    5.625%
          June 30, 2006                      7.50%
          September 30, 2006                 7.50%
          December 31, 2006                  7.50%
          March 31, 2007                     7.50%
          June 30, 2007                     12.50%
          September 15, 2007                12.50%

          (e) Any reduction or termination of the Revolving Commitments pursuant to this Section 2.3 shall be accompanied by prepayment of the Revolving Loans and/or Swingline Loans to the extent that the Total Revolving Extensions of Credit exceed the amount of the Total Revolving Commitments after giving effect thereto, provided that if the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Borrower shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions satisfactory to the Administrative Agent. The application of any prepayment pursuant to this paragraph shall be made, first, to ABR Loans and, second, to Eurodollar Loans. Each prepayment of the Loans under this paragraph (other than ABR Loans and Swingline Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

          (f) Notwithstanding anything to the contrary in this Agreement, all outstanding Loans shall be repaid and all outstanding Commitments shall be terminated on the date that is six months prior to the date of any scheduled maturity or redemption of Indebtedness or preferred stock of Holdings. For avoidance of doubt, if any Indebtedness or preferred stock of Holdings is refinanced or otherwise extended such that it becomes scheduled to mature or be redeemed on a later date, such Indebtedness or preferred stock will be considered thereafter to be scheduled to mature or be redeemed on such later date.

          2.4 Swingline Commitment. (a) Subject to the terms and conditions hereof, the Swingline Lender agrees to make a portion of the credit otherwise available to the Borrower under the Revolving Commitments from time to time during the Revolving Commitment Period by making swingline loans ("Swingline Loans") to the Borrower; provided that (i) the aggregate principal amount of Swingline Loans outstanding at any time shall not exceed the Swingline Commitment then in effect (notwithstanding that the Swingline Loans outstanding at any time, when aggregated with the Swingline Lender's other outstanding Revolving Loans hereunder, may exceed the Swingline Commitment then in effect) and (ii) the Borrower shall not request, and the Swingline Lender shall not make, any Swingline Loan if, after giving effect to the making of such Swingline Loan, the aggregate amount of the Available Revolving Commitments would be less than zero. During the Revolving Commitment Period, the Borrower may use the Swingline Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swingline Loans shall be ABR Loans only.

          (b) The Borrower shall repay all outstanding Swingline Loans on the Revolving Termination Date.

          2.5 Procedure for Swingline Borrowing; Refunding of Swingline Loans.
(a) Whenever the Borrower desires that the Swingline Lender make Swingline Loans it shall give the Swingline Lender irrevocable telephonic notice confirmed promptly in writing (which telephonic notice must be received by the Swingline Lender not later than 2:00 P.M., New York City time, on the proposed Borrowing
Date), specifying (i) the amount to be borrowed and (ii) the requested Borrowing Date (which shall be a Business Day during the Revolving Commitment Period). Each borrowing under the Swingline Commitment shall be in an amount equal to $1,000,000 or a whole multiple of $500,000 in excess thereof. Not later than 3:00 P.M., New York City time, on the Borrowing Date specified in a notice in respect of Swingline Loans, the Swingline Lender shall make available to the Administrative Agent at the Funding Office an amount in immediately available funds equal to the amount of the Swingline Loan to be made by the Swingline Lender. The Administrative Agent shall make the proceeds of such Swingline Loan available to the Borrower on such Borrowing Date by depositing such proceeds in the account of the Borrower with the Administrative Agent on such Borrowing Date in immediately available funds.

          (b) The Swingline Lender, at any time and from time to time in its sole and absolute discretion may, on behalf of the Borrower (which hereby irrevocably directs the Swingline Lender to act on its behalf), on one Business Day's notice given by the Swingline Lender no later than 12:00 Noon, New York City time, request each Revolving Lender to make, and each Revolving Lender hereby agrees to make, a Revolving Loan, in an amount equal to such Revolving Lender's Revolving Percentage of the aggregate amount of the Swingline Loans (the "Refunded Swingline Loans") outstanding on the date of such notice, to repay the Swingline Lender. Each Revolving Lender shall make the amount of such Revolving Loan available to the Administrative Agent at the Funding Office in immediately available funds, not later than 10:00 A.M., New York City time, one Business Day after the date of such notice. The proceeds of such Revolving Loans shall be immediately made available by the Administrative Agent to the Swingline Lender for application by the Swingline Lender to the repayment of the Refunded Swingline Loans. The Borrower irrevocably authorizes the Swingline Lender to charge the Borrower's accounts with the Administrative Agent (up to the amount available in each such account) in order to immediately pay the amount of such Refunded Swingline Loans to the extent amounts received from the Revolving Lenders are not sufficient to repay in full such Refunded Swingline Loans.

          (c) If prior to the time a Revolving Loan would have otherwise been made pursuant to Section 2.5(b), one of the events described in Section 8(f) shall have occurred and be continuing with respect to the Borrower or if for any other reason, as determined by the Swingline Lender in its sole discretion, Revolving Loans may not be made as contemplated by Section 2.5(b), each Revolving Lender shall, on the date such Revolving Loan was to have been made pursuant to the notice referred to in Section 2.5(b) (the "Refunding Date"), purchase for cash an undivided participating interest in the then outstanding Swingline Loans by paying to the Swingline Lender an amount (the "Swingline Participation Amount") equal to (i) such Revolving Lender's Revolving Percentage times (ii) the sum of the aggregate principal amount of Swingline Loans then outstanding that were to have been repaid with such Revolving Loans.

          (d) Whenever, at any time after the Swingline Lender has received from any Revolving Lender such Lender's Swingline Participation Amount, the Swingline Lender receives any payment on account of the Swingline Loans, the Swingline Lender will distribute to such Lender its Swingline Participation Amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Lender's participating interest was outstanding and funded and, in the case of principal and interest payments, to reflect such Lender's pro rata portion of such payment if such payment is not sufficient to pay the principal of and interest on all Swingline Loans then due); provided, however, that in the event that such payment received by the Swingline Lender is required to be returned, such Revolving Lender will return to the Swingline Lender any portion thereof previously distributed to it by the Swingline Lender.

          (e) Each Revolving Lender's obligation to make the Loans referred to in Section 2.5(b) and to purchase participating interests pursuant to Section 2.5(c) shall be absolute and unconditional and shall not be affected by any circumstance, including (i) any setoff, counterclaim, recoupment, defense or other right that such Revolving Lender or the Borrower may have against the Swingline Lender, the Borrower or any other Person for any reason whatsoever;
(ii) the occurrence or continuance of a Default or an Event of Default or the failure to satisfy any of the other conditions specified in Section 5; (iii) any adverse change in the condition (financial or otherwise) of the Borrower; (iv) any breach of this Agreement or any other Loan Document by the Borrower, any other Loan Party or any other Revolving Lender; or
(v) any other circumstance, happening or event whatsoever, whether or not similar to any of the foregoing.

          2.6 Commitment Fees, etc. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Lender a nonrefundable commitment fee for the period from and including the Closing Date to the last day of the Revolving Commitment Period, computed at the Commitment Fee Rate on the average daily amount of the Available Revolving Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the Revolving Termination Date, commencing on the first of such dates to occur after the date hereof.

          (b) The Borrower agrees to pay to the Administrative Agent for the account of each Tranche A Term Lender a nonrefundable commitment fee for the period from and including the Closing Date to the date on which the Tranche A Term Commitments have been terminated, computed at the Commitment Fee Rate on the average daily amount of the Tranche A Term Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and on the date on which the Tranche A Term Commitments have been fully utilized or terminated, as the case may be, commencing on the first of such dates to occur after the date hereof.

          (c) The Borrower agrees to pay to the Agents the fees in the amounts and on the dates previously agreed to in writing by the Borrower and the Agents.

          2.7 Termination or Reduction of Commitments. (a) The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Revolving Commitments or, from time to time, to reduce the amount of the Revolving Commitments; provided that no such termination or reduction of Revolving Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Loans and Swingline Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Commitments. Any such reduction shall be in an amount equal to $10,000,000, or a whole multiple of $1,000,000 in excess thereof, shall reduce permanently the Revolving Commitments then in effect.

          (b) The Borrower shall have the right, upon not less than three Business Days' notice to the Administrative Agent, to terminate the Tranche A Term Commitment or, from time to time, to reduce the amount of the Tranche A Term Commitments then in effect. Any such reduction shall be in an amount equal to $10,000,000, or a whole multiple of $1,000,000 in excess thereof, shall reduce permanently the Tranche A Term Commitments then in effect and shall be applied pro rata to the scheduled reductions thereof.

          2.8 Optional Prepayments. The Borrower may at any time and from time to time prepay the Loans, in whole or in part, without premium or penalty, upon irrevocable notice delivered to the Administrative Agent at least three Business Days prior thereto in the case of Eurodollar Loans and at least one Business Day prior thereto in the case of ABR Loans, which notice shall specify the date and amount of prepayment and whether the prepayment is of Eurodollar Loans or ABR Loans; provided, that if a Eurodollar Loan is prepaid on any day other than the last day of the Interest Period applicable thereto, the Borrower shall also pay any amounts owing pursuant to Section 2.18. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein, together with (except in the case of Revolving Loans that are ABR Loans and Swingline Loans) accrued interest to such date on the amount prepaid. Partial prepayments of Term Loans and Revolving Loans shall be in an aggregate principal amount of $5,000,000 or a whole multiple of $1,000,000 in excess thereof. Partial prepayments of Swingline Loans shall be in an aggregate principal amount of $1,000,000 or a whole multiple of $500,000 in excess thereof.

          2.9 Mandatory Prepayments and Commitment Reductions. (a) If any Indebtedness shall be incurred by the Borrower or any of its Subsidiaries (excluding any Indebtedness incurred in accordance with Section 7.2), an amount equal to 100% of the Net Cash Proceeds thereof shall be applied on the date of such incurrence toward the prepayment of the Term Loans and the reduction of the Tranche A Term Commitments and the Revolving Commitments as set forth in Section 2.9(d).

          (b) If on any date the Borrower or any of its Subsidiaries shall receive Net Cash Proceeds from any Asset Sale or Recovery Event then, unless a Reinvestment Notice shall be delivered in respect thereof, such Net Cash Proceeds shall be applied on such date toward the prepayment of the Term Loans and the reduction of the Tranche A Term Commitments and the Revolving Commitments as set forth in Section 2.9(d); provided, that, notwithstanding the foregoing, (i) the aggregate Net Cash Proceeds of Asset Sales and Recovery Events that may be excluded from the foregoing requirement pursuant to a Reinvestment Notice shall not exceed $20,000,000 in any fiscal year of the Borrower and (ii) on each Reinvestment Prepayment Date, an amount equal to the Reinvestment Prepayment Amount with respect to the relevant Reinvestment Event shall be applied toward the prepayment of the Term Loans and the reduction of the Tranche A Term Commitments and the Revolving Commitments as set forth in
Section 2.9(d).

          (c) If, for any fiscal year of the Borrower commencing with the fiscal year ending December 31, 2003, there shall be Excess Cash Flow, the Borrower shall, on the relevant Excess Cash Flow Application Date, apply 50% of such Excess Cash Flow toward the prepayment of the Term Loans and the reduction of the Tranche A Term Commitments and the Revolving Commitments as set forth in
Section 2.9(d). Each such prepayment and commitment reduction shall be made on a date (an "Excess Cash Flow Application Date") no later than five days after the earlier of (i) the date on which the financial statements of the Borrower referred to in Section 6.1(a), for the fiscal year with respect to which such prepayment is made, are required to be delivered to the Lenders and (ii) the date such financial statements are actually delivered.

          (d) Amounts to be applied in connection with prepayments and Commitment reductions made pursuant to Section 2.9 shall be applied, first, to prepay the Term Loans, second, to reduce permanently the then unused Tranche A Term Commitments and, third, to reduce permanently the Revolving Commitments. Any such reduction of the Revolving Commitments shall be accompanied by prepayment of the Revolving Loans and/or Swingline Loans to the extent, if any, that the Total Revolving Extensions of Credit exceed the amount of the Total Revolving Commitments as so reduced, provided that if the aggregate principal amount of Revolving Loans and Swingline Loans then outstanding is less than the amount of such excess (because L/C Obligations constitute a portion thereof), the Borrower shall, to the extent of the balance of such excess, replace outstanding Letters of Credit and/or deposit an amount in cash in a cash collateral account established with the Administrative Agent for the benefit of the Lenders on terms and conditions satisfactory to the Administrative Agent. The application of any prepayment pursuant to Section 2.9 shall be made, first, to ABR Loans and, second, to Eurodollar Loans. Each prepayment of the Loans under Section 2.9 (except in the case of Revolving Loans that are ABR Loans and Swingline Loans) shall be accompanied by accrued interest to the date of such prepayment on the amount prepaid.

          2.10 Conversion and Continuation Options. (a) The Borrower may elect from time to time to convert Eurodollar Loans to ABR Loans by giving the Administrative Agent at least two Business Days' prior irrevocable notice of such election, provided that any such conversion of Eurodollar Loans may only be made on the last day of an Interest Period with respect thereto. The Borrower may elect from time to time to convert ABR Loans to Eurodollar Loans by giving the Administrative Agent at least three Business Days' prior irrevocable notice of such election (which notice shall specify the length of the initial Interest Period therefor), provided that no ABR Loan under a particular Facility may be converted into a Eurodollar Loan when any Event of Default has occurred and is continuing and the Administrative Agent or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such conversions. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

          (b) Any Eurodollar Loan may be continued as such upon the expiration of the then current Interest Period with respect thereto by the Borrower giving irrevocable notice to the Administrative Agent, in accordance with the applicable provisions of the term "Interest Period" set forth in Section 1.1, of the length of the next Interest Period to be applicable to such Loans, provided that no Eurodollar Loan under a particular Facility may be continued as such when any Event of Default has occurred and is continuing and the Administrative Agent has or the Majority Facility Lenders in respect of such Facility have determined in its or their sole discretion not to permit such continuations, and provided, further, that if the Borrower shall fail to give any required notice as described above in this paragraph or if such continuation is not permitted pursuant to the preceding proviso each such Loan shall be automatically converted to a Eurodollar Loan with an Interest Period of one month on the last day of such then expiring Interest Period. Upon receipt of any such notice the Administrative Agent shall promptly notify each relevant Lender thereof.

          2.11 Limitations on Eurodollar Tranches. Notwithstanding anything to the contrary in this Agreement, all borrowings, conversions and continuations of Eurodollar Loans hereunder and all selections of Interest Periods hereunder shall be in such amounts and be made pursuant to such elections so that,
(a) after giving effect thereto, the aggregate principal amount of the Eurodollar Loans comprising each Eurodollar Tranche shall be equal to $10,000,000 or a whole multiple of $1,000,000 in excess thereof and (b) no more than twenty Eurodollar Tranches shall be outstanding at any one time.

          2.12 Interest Rates and Payment Dates. (a) Each Eurodollar Loan shall bear interest for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin.

          (b) Each ABR Loan shall bear interest at a rate per annum equal to the ABR plus the Applicable Margin.

          (c) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to ABR Loans under the Revolving Facility plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee or other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum equal to the rate then applicable to ABR Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to ABR Loans under the Revolving Facility plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment).

          (d) Interest shall be payable in arrears on each Interest Payment Date, provided that interest accruing pursuant to paragraph (c) of this Section shall be payable from time to time on demand.

          2.13 Computation of Interest and Fees. (a) Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed, except that, with respect to ABR Loans the rate of interest on which is calculated on the basis of the Prime Rate, the interest thereon shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of each determination of a Eurodollar Rate. Any change in the interest rate on a Loan resulting from a change in the ABR or the Eurocurrency Reserve Requirements shall become effective as of the opening of business on the day on which such change becomes effective. The Administrative Agent shall as soon as practicable notify the Borrower and the relevant Lenders of the effective date and the amount of each such change in interest rate.

          (b) Each determination of an interest rate by the Administrative Agent pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower and the Lenders in the absence of manifest error. The Administrative Agent shall, at the request of the Borrower, deliver to the Borrower a statement showing the quotations used by the Administrative Agent in determining any interest rate pursuant to Section 2.12(a).

          2.14 Inability to Determine Interest Rate. If prior to the first day of any Interest Period:

          (a) the Administrative Agent shall have determined (which determination shall be conclusive and binding upon the Borrower) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the Eurodollar Rate for such Interest Period, or

          (b) the Administrative Agent shall have received notice from the Majority Facility Lenders in respect of the relevant Facility that the Eurodollar Rate determined or to be determined for such Interest Period will not adequately and fairly reflect the cost to such Lenders (as conclusively certified by such Lenders) of making or maintaining their affected Loans during such Interest Period, the Administrative Agent shall give telecopy or telephonic notice thereof to the Borrower and the relevant Lenders as soon as practicable thereafter. If such notice is given (x) any Eurodollar Loans under the relevant Facility requested to be made on the first day of such Interest Period shall be made as ABR Loans,
(y) any Loans under the relevant Facility that were to have been converted on the first day of such Interest Period to Eurodollar Loans shall be continued as ABR Loans and (z) any outstanding Eurodollar Loans under the relevant Facility shall be converted, on the last day of the then-current Interest Period, to ABR Loans. Until such notice has been withdrawn by the Administrative Agent, no further Eurodollar Loans under the relevant Facility shall be made or continued as such, nor shall the Borrower have the right to convert Loans under the relevant Facility to Eurodollar Loans.

          2.15 Pro Rata Treatment and Payments. (a) Except in the case of the Incremental Term Facility, each borrowing by the Borrower from the Lenders hereunder, each payment by the Borrower on account of any commitment fee and any reduction of the Commitments of the Lenders shall be made pro rata according to the respective Tranche A Term Commitments, Tranche B Term Commitments or Revolving Commitments, as the case may be, of the relevant Lenders.

          (b) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Term Loans shall be made pro rata according to the respective outstanding principal amounts of the Term Loans then held by the Term Lenders (except as otherwise provided in Section 2.15(d)). The amount of each principal prepayment of the Term Loans shall be applied to reduce the then remaining installments of the Tranche A Term Loans, Tranche B Term Loans and Incremental Term Loans, as the case may be, pro rata based upon the then remaining principal amount thereof; provided that optional prepayments of the Term Loans made pursuant to Section 2.8 may, at the Borrower's option, first be applied to the next two originally scheduled installments of the Tranche A Term Loans, Tranche B Term Loans and Incremental Term Loans, as the case may be, until such installments have been paid in full. Amounts prepaid on account of the Term Loans may not be reborrowed.

          (c) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Loans then held by the Revolving Lenders.

          (d) Notwithstanding anything to the contrary in this Agreement, with respect to the amount of any mandatory prepayment of the Term Loans pursuant to
Section 2.9, that in any such case is allocated to Tranche B Term Loans or Incremental Term Loans (such amounts, the "Tranche B Prepayment Amount" and the "Incremental Prepayment Amount", respectively), at any time when Tranche A Term Loans remain outstanding, the Borrower will, in lieu of applying such amount to the prepayment of Tranche B Term Loans and Incremental Term Loans, respectively, on the date specified in Section 2.9 for such prepayment, give the Administrative Agent telephonic notice (promptly confirmed in writing) requesting that the Administrative Agent prepare and provide to each Tranche B Lender and Incremental Term Lender a notice (each, a "Prepayment Option Notice") as described below. As promptly as practicable after receiving such notice from the Borrower, the Administrative Agent will send to each Tranche B Lender and Incremental Term Lender a Prepayment Option Notice, which shall be in the form of Exhibit G, and shall include an offer by the Borrower to prepay on the date (each a "Prepayment Date") that is 10 Business Days after the date of the Prepayment Option Notice, the relevant Term Loans of such Lender by an amount equal to the portion of the Prepayment Amount indicated in such Lender's Prepayment Option Notice as being applicable to such Lender's Tranche B Term Loans or Incremental Term Loans, as the case may be. On the Prepayment Date,
(i) the Borrower
shall pay to the relevant Tranche B Lenders and Incremental Term Lenders the aggregate amount necessary to prepay that portion of the outstanding relevant Term Loans in respect of which such Lenders have accepted prepayment as described in the Prepayment Option Notice and (ii) the Borrower shall pay to the Tranche A Lenders an amount equal to the portion of the Tranche B Prepayment Amount and the Incremental Prepayment Amount not accepted by the relevant Lenders, and such amount shall be applied to the prepayment of the Tranche A Term Loans.

          (e) All payments (including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest, fees or otherwise, shall be made without setoff or counterclaim and shall be made prior to 12:00 Noon, New York City time, on the due date thereof to the Administrative Agent, for the account of the Lenders, at the Funding Office, in Dollars and in immediately available funds. The Administrative Agent shall distribute such payments to the Lenders promptly upon receipt in like funds as received. If any payment hereunder (other than payments on the Eurodollar Loans) becomes due and payable on a day other than a Business Day, such payment shall be extended to the next succeeding Business Day. If any payment on a Eurodollar Loan becomes due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day unless the result of such extension would be to extend such payment into another calendar month, in which event such payment shall be made on the immediately preceding Business Day. In the case of any extension of any payment of principal pursuant to the preceding two sentences, interest thereon shall be payable at the then applicable rate during such extension.

          (f) Unless the Administrative Agent shall have been notified in writing by any Lender prior to a borrowing that such Lender will not make the amount that would constitute its share of such borrowing available to the Administrative Agent, the Administrative Agent may assume that such Lender is making such amount available to the Administrative Agent, and the Administrative Agent may, in reliance upon such assumption, make available to the Borrower a corresponding amount. If such amount is not made available to the Administrative Agent by the required time on the Borrowing Date therefor, such Lender shall pay to the Administrative Agent, on demand, such amount with interest thereon at a rate equal to the daily average Federal Funds Effective Rate for the period until such Lender makes such amount immediately available to the Administrative Agent. A certificate of the Administrative Agent submitted to any Lender with respect to any amounts owing under this paragraph shall be conclusive in the absence of manifest error. If such Lender's share of such borrowing is not made available to the Administrative Agent by such Lender within three Business Days of such Borrowing Date, the Administrative Agent shall also be entitled to recover such amount with interest thereon at the rate per annum applicable to ABR Loans under the relevant Facility, on demand, from the Borrower.

          (g) Unless the Administrative Agent shall have been notified in writing by the Borrower prior to the date of any payment being made hereunder that the Borrower will not make such payment to the Administrative Agent, the Administrative Agent may assume that the Borrower is making such payment, and the Administrative Agent may, but shall not be required to, in reliance upon such assumption, make available to the Lenders their respective pro rata shares of a corresponding amount. If such payment is not made to the Administrative Agent by the Borrower within three Business Days of such required date, the Administrative Agent shall be entitled to recover, on demand, from each Lender to which any amount which was made available pursuant to the preceding sentence, such amount with interest thereon at the rate per annum equal to the daily average Federal Funds Effective Rate. Nothing herein shall be deemed to limit the rights of the Administrative Agent or any Lender against the Borrower.

          2.16 Requirements of Law. (a) If the adoption of or any change in any Requirement of Law or in the interpretation or application thereof or compliance by any Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made subsequent to the date hereof:

          (i) shall subject any Lender to any tax of any kind whatsoever with respect to this Agreement, any Letter of Credit, any Application or any Eurodollar Loan made by it, or change the basis of taxation of payments to such Lender in respect thereof (except for Non-Excluded Taxes covered by Section 2.17 and changes in the rate of tax on the overall net income of such Lender);

          (ii) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Lender that is not otherwise included in the determination of the Eurodollar Rate hereunder; or

          (iii) shall impose on such Lender any other condition;

and the result of any of the foregoing is to increase the cost to such Lender, by an amount that such Lender deems to be material, of making, converting into, continuing or maintaining Eurodollar Loans or issuing or participating in Letters of Credit, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Borrower shall promptly pay such Lender, upon its demand, any additional amounts necessary to compensate such Lender for such increased cost or reduced amount receivable. If any Lender becomes entitled to claim any additional amounts pursuant to this paragraph, it shall promptly notify the Borrower (with a copy to the Administrative Agent) of the event by reason of which it has become so entitled.

          (b) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender's or such corporation's capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to the Borrower (with a copy to the Administrative Agent) of a written request therefor, the Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender for such reduction; provided that the Borrower shall not be required to compensate a Lender pursuant to this paragraph for any amounts incurred more than six months prior to the date that such Lender notifies the Borrower of such Lender's intention to claim compensation therefor; and provided further that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect.

          (c) A certificate, setting forth a reasonably detailed explanation as to the reason for any additional amounts payable pursuant to this Section, submitted by any Lender to the Borrower (with a copy to the Administrative Agent) shall be conclusive in the absence of manifest error. The obligations of the Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.17 Taxes. (a) All payments made by the Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Administrative Agent or any Lender as a result of a present or former connection between the Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Administrative Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings ("Non-Excluded Taxes") or Other Taxes are required to be withheld from any amounts payable to the Administrative Agent or any Lender hereunder, the amounts so payable to the Administrative Agent or such Lender shall be increased to the extent necessary to yield to the Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that the Borrower shall not be required to increase any such amounts payable to any Lender with respect to any Non-Excluded Taxes (i) that are attributable to such Lender's failure to comply with the requirements of paragraph (d) or (e) of this Section or (ii) that are United States withholding taxes imposed on amounts payable to such Lender at the time the Lender becomes a party to this Agreement (or designates a new lending office), except to the extent that such Lender's assignor (if any) was entitled, at the time of assignment, to receive additional amounts from the Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph.

          (b) In addition, the Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.

          (c) Whenever any Non-Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter the Borrower shall send to the Administrative Agent for its own account or for the account of the relevant Lender, as the case may be, a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Administrative Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Administrative Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Administrative Agent or any Lender as a result of any such failure.

          (d) Each Lender (or Transferee) that is not a "U.S. Person" as defined in Section 7701(a)(30) of the Code (a "Non-U.S. Lender") shall deliver to the Borrower and the Administrative Agent (or, in the case of a Participant, to the Lender from which the related participation shall have been purchased) two copies of either U.S. Internal Revenue Service Form W-8BEN or Form W-8ECI, or, in the case of a Non-U.S. Lender claiming exemption from U.S. federal withholding tax under Section 871(h) or 881(c) of the Code with respect to payments of "portfolio interest", a statement substantially in the form of Exhibit H and a Form W-8BEN, or any subsequent versions thereof or successors thereto, properly completed and duly executed by such Non-U.S. Lender claiming complete exemption from, or a reduced rate of, U.S. federal withholding tax on all payments by the Borrower under this Agreement and the other Loan Documents. Such forms shall be delivered by each Non-U.S. Lender on or before the date it becomes a party to this Agreement or designates a new lending office (or, in the case of any Participant, on or before the date such Participant purchases the related participation). In addition, each Non-U.S. Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by such Non-U.S. Lender. Each Non-U.S. Lender shall promptly notify the Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to the Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). Notwithstanding any other provision of this paragraph, a Non-U.S. Lender shall not be required to deliver any form pursuant to this paragraph that such Non-U.S. Lender is not legally able to deliver.

          (e) If the Administrative Agent or any Lender receives a refund in respect of any amounts paid by the Borrower pursuant to this Section 2.17, which refund in the sole judgment of such Administrative Agent or such Lender is allocable to such payment, it shall pay the amount of such refund to the Borrower, net of all out-of-pocket expenses of the Administrative Agent or such Lender, provided however, that the Borrower, upon the request of such Lender or the Administrative Agent, agrees to repay the amount paid over to the Borrower to the Administrative Agent or such Lender in the event such Administrative Agent or the Lender is required to repay such refund. Nothing contained herein shall interfere with the right of the Administrative Agent or any Lender to arrange its tax affairs in whatever manner it deems fit nor oblige the Administrative Agent or any Lender to apply for any refund or to disclose any information relating to its affairs or any computations in respect thereof.

          (f) The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.18 Indemnity. The Borrower agrees to indemnify each Lender and to hold each Lender harmless from any loss or expense that such Lender sustains or incurs as a consequence of (a) default by the Borrower in making a borrowing of, conversion into or continuation of Eurodollar Loans after the Borrower has given a notice requesting the same in accordance with the provisions of this Agreement, (b) default by the Borrower in making any prepayment of or conversion from Eurodollar Loans after the Borrower has given a notice thereof in accordance with the provisions of this Agreement or (c) the making of a prepayment of Eurodollar Loans on a day that is not the last day of an Interest Period with respect thereto. Such indemnification may include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of such Interest Period (or, in the case of a failure to borrow, convert or continue, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Lender) that would have accrued to such Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate as to any amounts payable pursuant to this Section submitted to the Borrower by any Lender shall be conclusive in the absence of manifest error. This covenant shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.19 Change of Lending Office. Each Lender agrees that, upon the occurrence of any event giving rise to the operation of Section 2.16 or 2.17(a) with respect to such Lender, it will, if requested by the Borrower, use reasonable efforts (subject to overall policy considerations of such Lender) to designate another lending office for any Loans affected by such event with the object of avoiding the consequences of such event; provided, that such designation is made on terms that, in the sole judgment of such Lender, cause such Lender and its lending office(s) to suffer no economic, legal or regulatory disadvantage, and provided, further, that nothing in this Section shall affect or postpone any of the obligations of the Borrower or the rights of any Lender pursuant to Section 2.16 or 2.17(a).

          2.20 Replacement of Lenders. The Borrower shall be permitted to replace any Lender that (a) requests reimbursement for amounts owing pursuant to
Section 2.16 or 2.17(a) or (b) defaults in its obligation to make Loans hereunder, with a replacement financial institution; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) no Event of Default shall have occurred and be continuing at the time of such replacement,
(iii) prior to any such replacement, such Lender shall have taken no action under Section 2.19 so as to eliminate the continued need for payment of amounts owing pursuant to Section 2.16 or 2.17(a), (iv) the replacement financial institution shall purchase, at par, all Loans and other amounts owing to such replaced Lender on or prior to the date of replacement, (v) the Borrower shall be liable to such replaced Lender under Section 2.18 if any Eurodollar Loan owing to such replaced Lender shall be purchased other than on the last day of the Interest Period relating thereto, (vi) the replacement financial institution, if not already a Lender, shall be reasonably satisfactory to the Administrative Agent, (vii) the replaced Lender shall be obligated to make such replacement in accordance with the provisions of Section 10.6 (provided that the Borrower shall be obligated to pay the registration and processing fee referred to therein), (viii) until such time as such replacement shall be consummated, the Borrower shall pay all additional amounts (if any) required pursuant to
Section 2.16 or 2.17(a), as the case may be, and (ix) any such replacement shall not be deemed to be a waiver of any rights that the Borrower, the Administrative Agent or any other Lender shall have against the replaced Lender.

                         SECTION 3. LETTERS OF CREDIT

          3.1 L/C Commitment. (a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Lenders set forth in Section 3.4(a), agrees to issue letters of credit ("Letters of Credit") for the account of the Borrower on any Business Day during the Revolving Commitment Period in such form as may be approved from time to time by such Issuing Lender; provided that no Issuing Lender shall have an obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars, (ii) have a face amount of at least $100,000 (unless otherwise agreed by the relevant Issuing Lender) and (iii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date that is five Business Days prior to the Revolving Termination Date, provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

          (b) No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.

          3.2 Procedure for Issuance of Letter of Credit. The Borrower may from time to time request that any Issuing Lender issue a Letter of Credit by delivering to such Issuing Lender at its address for notices specified herein an Application therefor, completed to the satisfaction of such Issuing Lender, and such other certificates, documents and other papers and information as such Issuing Lender may request. Upon receipt of any Application, the relevant Issuing Lender will process such Application and the certificates, documents and other papers and information delivered to it in connection therewith in accordance with its customary procedures and shall promptly issue the Letter of Credit requested thereby (but in no event shall such Issuing Lender be required to issue any Letter of Credit earlier than three Business Days after its receipt of the Application therefor and all such other certificates, documents and other papers and information relating thereto) by issuing the original of such Letter of Credit to the beneficiary thereof or as otherwise may be agreed to by such Issuing Lender and the Borrower. The relevant Issuing Lender shall furnish a copy of such Letter of Credit to the Borrower promptly following the issuance thereof. The relevant Issuing Lender shall promptly furnish to the Administrative Agent, which shall in turn promptly furnish to the Lenders, notice of the issuance of each Letter of Credit (including the amount thereof).

          3.3 Fees and Other Charges. (a) The Borrower will pay a fee on all outstanding Letters of Credit at a per annum rate equal to the Applicable Margin then in effect with respect to Eurodollar Loans under the Revolving Facility, shared ratably among the Revolving Lenders and payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the relevant Issuing Lender for its own account a fronting fee of 0.25% per annum on the face amount of each Letter of Credit, payable quarterly in arrears on each L/C Fee Payment Date after the Issuance Date.

          (b) In addition to the foregoing fees, the Borrower shall pay or reimburse the relevant Issuing Lender for such normal and customary costs and expenses as are incurred or charged by such Issuing Lender in issuing, negotiating, effecting payment under, amending or otherwise administering any Letter of Credit.

          3.4 L/C Participations. (a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce the Issuing Lenders to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions set forth below, for such L/C Participant's own account and risk an undivided interest equal to such L/C Participant's Revolving Percentage in each Issuing Lender's obligations and rights under and in respect of each Letter of Credit issued by it hereunder and the amount of each draft paid by such Issuing Lender thereunder. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to such Issuing Lender upon demand at such Issuing Lender's address for notices specified herein an amount equal to such L/C Participant's Revolving Percentage of the amount of such draft, or any part thereof, that is not so reimbursed.

          (b) If any amount required to be paid by any L/C Participant to any Issuing Lender pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is paid to such Issuing Lender within three Business Days after the date such payment is due, such L/C Participant shall pay to such Issuing Lender on demand an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the relevant Issuing Lender by such L/C Participant within three Business Days after the date such payment is due, such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to ABR Loans under the Revolving Facility. A certificate of the relevant Issuing Lender submitted to any L/C Participant with respect to any amounts owing under this Section shall be conclusive in the absence of manifest error.

          (c) Whenever, at any time after the relevant Issuing Lender has made payment under any Letter of Credit and has received from any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to such L/C Participant its pro rata share thereof; provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to such Issuing Lender the portion thereof previously distributed by such Issuing Lender to it.

          3.5 Reimbursement Obligation of the Borrower. The Borrower agrees to reimburse the relevant Issuing Lender on each date next succeeding the date on which such Issuing Lender notifies the Borrower of the date and amount of a draft presented under any Letter of Credit and paid by such Issuing Lender for the amount of (a) such draft so paid and (b) any taxes, fees, charges or other costs or expenses incurred by such Issuing Lender in connection with such payment. Each such payment shall be made to the relevant Issuing Lender at its address for notices specified herein in lawful money of the United States and in immediately available funds. Interest shall be payable on any and all amounts remaining unpaid by the Borrower under this Section from the date on which the relevant draft is paid or the relevant costs or expenses are incurred, as the case may be, until payment in full at the rate set forth in (i) until the second Business Day following such date, Section 2.12(b) and (ii) thereafter, Section 2.12(c).

          3.6 Obligations Absolute. The Borrower's obligations under this
Section 3 shall be absolute and unconditional under any and all circumstances and irrespective of any setoff, counterclaim or defense to payment that the Borrower may have or have had against any Issuing Lender, any beneficiary of a Letter of Credit or any other Person. The Borrower also agrees with each Issuing Lender that no Issuing Lender shall be responsible for, and the Borrower's Reimbursement Obligations under Section 3.5 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or any dispute between or among the Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or any claims whatsoever of the Borrower against any beneficiary of such Letter of Credit or any such transferee. No Issuing Lender shall be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit, except for errors or omissions found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of the relevant Issuing Lender. The Borrower agrees that any action taken or omitted by any Issuing Lender under or in connection with any Letter of Credit or the related
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                                                                              43

drafts or documents, if done in the absence of gross negligence or willful misconduct and in accordance with the standards of care specified in the Uniform Commercial Code of the State of New York, shall be binding on the Borrower and shall not result in any liability of any Issuing Lender to the Borrower.

          3.7 Letter of Credit Payments. If any draft shall be presented for payment under any Letter of Credit, the relevant Issuing Lender shall promptly notify the Borrower of the date and amount thereof. The responsibility of each Issuing Lender to the Borrower in connection with any draft presented for payment under any Letter of Credit shall, in addition to any payment obligation expressly provided for in such Letter of Credit, be limited to determining that the documents (including each draft) delivered under such Letter of Credit in connection with such presentment are substantially in conformity with such Letter of Credit.

          3.8 Applications. To the extent that any provision of any Application related to any Letter of Credit is inconsistent with the provisions of this
Section 3, the provisions of this Section 3 shall apply.

                   SECTION 4. REPRESENTATIONS AND WARRANTIES

          To induce the Administrative Agent and the Lenders to enter into this Agreement and to make the Loans and issue or participate in the Letters of Credit, Holdings and the Borrower hereby jointly and severally represent and warrant to the Administrative Agent and each Lender that:

          4.1 Financial Condition. (a) Each of (i) the unaudited pro forma consolidated balance sheet of the Borrower and its Subsidiaries as at September 30, 1999 (including the notes thereto) and (ii) the unaudited pro forma consolidated balance sheet of the Loan Parties (as a group) as at September 30, 1999 (including the notes thereto) (the "Pro Forma Balance Sheets"), copies of which have heretofore been furnished to each Lender, has been prepared giving effect (as if such events had occurred on such date) to (i) the Loans to be made on the Closing Date and the use of proceeds thereof and (ii) the payment of fees and expenses in connection with the foregoing. Each of the Pro Forma Balance Sheets has been prepared based on the best information available to the Borrower as of the date of delivery thereof, and presents fairly on a pro forma basis the estimated financial position of (i) the Borrower and its Subsidiaries or (ii) the Loan Parties (as a group), as applicable, in each case as at September 30, 1999, assuming that the events specified in the preceding sentence had actually occurred at such date.

          (b) The audited consolidated financial statements of Holdings and its Subsidiaries (including, for purposes of this Section 4.1(b), the Unrestricted Subsidiaries) as at December 31, 1998, and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by and accompanied by an unqualified report from KPMG, LLP, present fairly the consolidated financial condition of Holdings and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended. The unaudited consolidated financial statements of Holdings and its Subsidiaries as at September 30, 1999, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended on such date, present fairly the consolidated financial condition of Holdings and its Subsidiaries as at such date, and the consolidated results of its operations and its consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). Holdings and its Subsidiaries do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from December 31, 1998 to and including the date hereof there has been no Disposition by Holdings or any of its Subsidiaries of any material part of its business or property.

          (c) The audited consolidated financial statements of the Loan Parties (as a group) as at December 31, 1998, and the related consolidated statements of income and of cash flows for the fiscal year ended on such date, reported on by and accompanied by an unqualified report from KPMG, LLP, present fairly the consolidated financial condition of the Loan Parties (as a group) as at such date, and the consolidated results of its operations and its consolidated cash flows for the fiscal year then ended. The unaudited consolidated financial statements of the Loan Parties (as a group) as at September 30, 1999, and the related unaudited consolidated statements of income and cash flows for the nine-month period ended on such date, present fairly the consolidated financial condition of the Loan Parties (as a group) as at such date, and the consolidated results of its operations and its consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP applied consistently throughout the periods involved (except as approved by the aforementioned firm of accountants and disclosed therein). The Loan Parties do not have any material Guarantee Obligations, contingent liabilities and liabilities for taxes, or any long-term leases or unusual forward or long-term commitments, including any interest rate or foreign currency swap or exchange transaction or other obligation in respect of derivatives, that are not reflected in the most recent financial statements referred to in this paragraph. During the period from December 31, 1998 to and including the date hereof there has been no Disposition by any of the Loan Parties of any material part of its business or property.

          4.2 No Change. Since September 30, 1999, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

          4.3 Corporate Existence; Compliance with Law. Each of Holdings, the Borrower and their respective Subsidiaries (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the corporate power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification except to the extent that the failure to be so qualified and in good standing could not, in the aggregate, reasonably be expected to have a Material Adverse Effect and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          4.4 Corporate Power; Authorization; Enforceable Obligations. Each Loan Party has the corporate power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary corporate action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrower, to authorize the extensions of credit on the terms and conditions of this Agreement. No material consent or authorization of, filing with,
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                                                                              45

notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except (i) consents, authorizations, filings and notices described in Schedule 4.4, which consents, authorizations, filings and notices have been obtained or made and are in full force and effect and (ii) the filings referred to in Section 4.19. Each Loan Document has been duly executed and delivered on behalf of each Loan Party party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          4.5 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the issuance of Letters of Credit, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of Holdings, the Borrower or any of their respective Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Guarantee and Collateral Agreement).

          4.6 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of Holdings or the Borrower, threatened by or against Holdings, the Borrower or any of their respective Subsidiaries or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby, or (b) that could reasonably be expected to have a Material Adverse Effect.

          4.7 No Default. Neither Holdings, the Borrower nor any of their respective Subsidiaries is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect. No Default or Event of Default has occurred and is continuing.

          4.8 Ownership of Property; Liens. Each of Holdings, the Borrower and their respective Subsidiaries has title in fee simple to, or a valid leasehold interest in, all its real property, and good title to, or a valid leasehold interest in, all its other property, and none of such property is subject to any Lien except as permitted by Section 7.3 and except for any immaterial defects in title.

          4.9 Intellectual Property. Holdings, the Borrower and each of their respective Subsidiaries owns, or is licensed to use, all Intellectual Property necessary for the conduct of its business as currently conducted. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Intellectual Property or the validity or effectiveness of any Intellectual Property, nor does Holdings or the Borrower know of any valid basis for any such claim. The use of Intellectual Property by Holdings, the Borrower and their respective Subsidiaries does not infringe on the rights of any Person in any material respect.

          4.10 Taxes. Each of Holdings, the Borrower and each of their respective Subsidiaries has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than any the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Holdings, the Borrower or their respective Subsidiaries, as the case may be); no tax Lien has been filed, and, to the knowledge of Holdings and the Borrower, no claim is being asserted, with respect to any such tax, fee or other charge.

          4.11 Federal Regulations. No part of the proceeds of any Loans, and no other extensions of credit hereunder, will be used for "buying" or "carrying" any "margin stock" within the respective meanings of each of the quoted terms under Regulation U as now and from time to time hereafter in effect or for any purpose that violates the provisions of the Regulations of the Board. If requested by any Lender or the Administrative Agent, the Borrower will furnish to the Administrative Agent and each Lender a statement to the foregoing effect in conformity with the requirements of FR Form G-3 or FR Form U-1, as applicable, referred to in Regulation U.

          4.12 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against Holdings, the Borrower or any of their respective Subsidiaries pending or, to the knowledge of Holdings or the Borrower, threatened; (b) hours worked by and payment made to employees of Holdings, the Borrower and their respective Subsidiaries have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from Holdings, the Borrower or any of their respective Subsidiaries on account of employee health and welfare insurance have been paid or accrued as a liability on the books of Holdings, the Borrower or the relevant Subsidiary.

          4.13 ERISA. Neither a Reportable Event nor an "accumulated funding deficiency" (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan (other than a standard termination pursuant to Section 4041(b) of ERISA) has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by an amount that could reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

          4.14 Investment Company Act; Other Regulations. No Loan Party is an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board) that limits its ability to incur Indebtedness.
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                                                                              47

          4.15 Subsidiaries. Except as disclosed to the Administrative Agent by the Borrower in writing from time to time after the Closing Date, (a) Schedule
4.15 sets forth the name and jurisdiction of incorporation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party and (b) there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors' qualifying shares) of any nature relating to any Capital Stock of the Borrower or any Subsidiary, except (i) as created by the Loan Documents, (ii) for the call right described in Section 7.5(e) and (iii) as created by agreements governing Investments made pursuant to Section 7.7(i), (j) or (l) (and which apply only to Capital Stock of the Subsidiary in which the relevant Investment is made).

          4.16 Use of Proceeds. The proceeds of the Loans and the Letters of Credit shall be used for general corporate purposes.

          4.17 Environmental Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect:

          (a) the facilities and properties owned, leased or operated by Holdings, the Borrower or any of their respective Subsidiaries (the "Properties") do not contain any Materials of Environmental Concern in amounts or concentrations that constitute a violation of, or could reasonably be expected to result in liability of Holdings, the Borrower or any of their respective Subsidiaries under applicable Environmental Law;

          (b) neither Holdings, the Borrower nor any of their respective Subsidiaries has received written notice of any actual or alleged violation, liability or potential liability regarding compliance with Environmental Laws with regard to any of the Properties or the business operated by Holdings, the Borrower or any of their respective Subsidiaries (the "Business"), nor does Holdings or the Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

          (c) neither Holdings, the Borrower nor any of their respective Subsidiaries has transported or disposed of Materials of Environmental Concern from the Properties in violation of, or in a manner or to a location that could reasonably be expected to result in liability of Holdings, the Borrower or any of their respective Subsidiaries under, applicable Environmental Law;

          (d) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of Holdings and the Borrower, threatened, under applicable Environmental Law against Holdings, the Borrower or any of their respective Subsidiaries with respect to the Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders outstanding under applicable Environmental Law with respect to the Properties or the Business; and

          (e) the Properties and all operations at the Properties are in compliance with all applicable Environmental Laws.

          4.18 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document, the Confidential Information Memorandum or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Administrative
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                                                                              48

Agent or the Lenders, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished (or, in the case of the Confidential Information Memorandum, as of the date of this Agreement), any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. The projections and pro forma financial information contained in the materials referenced above are based upon good faith estimates and assumptions believed by management of the Borrower to be reasonable at the time made, it being recognized by the Lenders that such financial information as it relates to future events is not to be viewed as fact and that actual results during the period or periods covered by such financial information may differ from the projected results set forth therein by a material amount.

          4.19 Security Interests. The Guarantee and Collateral Agreement is effective to create in favor of the Administrative Agent, for the benefit of the Lenders, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the Pledged Stock described in the Guarantee and Collateral Agreement, when stock certificates representing such Pledged Stock are delivered to the Administrative Agent, and in the case of the other Collateral described in the Guarantee and Collateral Agreement, when financing statements and other filings specified on Schedule
4.19 in appropriate form are filed in the offices specified on Schedule 4.19, the Guarantee and Collateral Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof for which the filing of a Uniform Commercial Code financing statement is specified as the manner of perfection, as security for the Obligations (as defined in the Guarantee and Collateral Agreement), in each case prior and superior in right to any other Person (except, in the case of Collateral other than Pledged Stock, Liens permitted by Section 7.3).

          4.20 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith will be and will continue to be, Solvent.

          4.21 Year 2000 Matters. Except for disruptions which, in the aggregate, could not reasonably be expected to have a Material Adverse Effect, the year 2000 date change has not resulted in disruption of Holdings', the Borrower's and their respective Subsidiaries' computer hardware, software, databases, systems and other equipment containing embedded microchips (including systems and equipment supplied by others or with which Holdings', the Borrower's or their respective Subsidiaries' systems interface), or to Holdings', the Borrower's or their respective Subsidiaries' operations or business systems, or to the best of Holdings', the Borrower's and their respective Subsidiaries' knowledge, to the operations or business systems of the Borrower's major vendors, customers, suppliers and counterparties. Neither Holdings nor the Borrower has any reason to believe that liabilities and expenditures related to the year 2000 date-change (including, without limitation, costs caused by reprogramming errors, the failure of others' systems or equipment, and the potential liability, if any, of Holdings, the Borrower or their respective Subsidiaries for year 2000 related costs incurred or disruption experienced by others) will result in a Default, Event of Default or a Material Adverse Effect.

SECTION 5. CONDITIONS PRECEDENT
          5.1 Conditions to Initial Extension of Credit. The agreement of each Lender to make the initial extension of credit requested to be made by it is subject to the satisfaction, prior to or concurrently with the making of such extension of credit on the Closing Date, of the following conditions precedent:

          (a) Credit Agreement; Guarantee and Collateral Agreement. The Administrative Agent shall have received (i) this Agreement, executed and delivered by the Agents, Holdings, the Borrower and each Person listed on
Schedule 1.1, (ii) the Guarantee and Collateral Agreement, executed and delivered by Holdings, the Borrower, each Subsidiary Guarantor and any Specified Non-Wholly Owned Subsidiary and (iii) an Acknowledgement and Consent in the form attached to the Guarantee and Collateral Agreement, executed and delivered by each Issuer (as defined therein), if any, that is not a Loan Party.

          In the event that this Agreement has not been duly executed and delivered by each Person listed on Schedule 1.1 on the date scheduled to be the Closing Date, the condition referred to in clause (i) above shall nevertheless be deemed satisfied if on such date the Borrower and the Administrative Agent shall have designated one or more Persons (the "Designated Lenders") to assume, in the aggregate, all of the Commitments that would have been held by the Persons listed on Schedule 1.1 (the "Non-Executing Persons") which have not so executed and delivered this Agreement (subject to each such Designated Lender's consent and its execution and delivery of this Agreement). Schedule 1.1 shall automatically be deemed to be amended to reflect the respective Commitments of the Designated Lenders and the omission of the Non-Executing Persons as Lenders hereunder.

          (b) Cash at Holdings, etc.

              (i) The Administrative Agent shall have received satisfactory evidence that the amount of cash held by Holdings on the Closing Date, when added to the amount of cash contributed by Holdings to the Borrower or any of the Borrower's Subsidiaries during the period from January 1, 2000 through the Closing Date, shall equal at least $425,000,000; and

              (ii) (A) The Administrative Agent shall have received a satisfactory "pay-off" letter from KCCI, as administrative agent under the KCCI Credit Agreement, stating, among other things, that upon the payment in full of all amounts owing under the KCCI Credit Agreement, the KCCI Credit Agreement shall terminate and all liens and other security interests granted thereunder shall terminate and be of no further force or effect and (B) the Administrative Agent shall have received a copy of a funds flow memorandum evidencing the payment in full to KCCI, as administrative agent under the KCCI Credit Agreement, of all amounts owing thereunder.

          (c) Pro Forma Balance Sheet; Financial Statements; Projections.
(i) The Lenders shall have received the Pro Forma Balance Sheets and the other financial statements referred to in Section 4.1.

          (ii) The Lenders shall have received satisfactory Projections through the 2008 fiscal year of the Borrower.

     (d) Approvals. All material governmental and third party approvals (including, without limitation, any approval in connection with the pledge of Capital Stock of the GTE JV) necessary in connection with the transactions contemplated hereby shall have been obtained and be in full force and effect.

     (e) Lien Searches. The Administrative Agent shall have received the results of a recent Uniform Commercial Code lien search from the Secretary of State or other appropriate state office for those states in which are located towers or other income producing property of the Borrower or any of its Subsidiaries that have generated on a pro forma basis in the aggregate at least 50% of the gross revenues of the Borrower and its Subsidiaries for the twelve month period most recently ended prior to the Closing Date, and such search shall reveal no liens on any of the assets of the Borrower or its Subsidiaries except for liens permitted by Section 7.3 or discharged on or prior to the Closing Date pursuant to documentation satisfactory to the Administrative Agent.

     (f) Fees. The Lenders and the Agents shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel), on or before the Closing Date. All such amounts will be paid with proceeds of Loans made on the Closing Date and will be reflected in the funding instructions given by the Borrower to the Administrative Agent on or before the Closing Date.

     (g) Closing Certificate. The Administrative Agent shall have received a certificate of each Loan Party, dated the Closing Date, substantially in the form of Exhibit C, with appropriate insertions and attachments.

     (h) Legal Opinions. The Administrative Agent shall have received the executed legal opinion of Cravath, Swaine & Moore, counsel to Holdings, the Borrower and its Subsidiaries, substantially in the form of Exhibit F. Such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Administrative Agent may reasonably require.

     (i) Pledged Stock; Stock Powers; Pledged Notes. The Administrative Agent shall have received (i) if certificated, the certificates representing the shares of Capital Stock pledged pursuant to the Guarantee and Collateral Agreement, together with an undated stock power for each such certificate executed in blank by a duly authorized officer of the pledgor thereof and
(ii) each promissory note (if any) pledged to the Administrative Agent pursuant to the Guarantee and Collateral Agreement endorsed (without recourse) in blank (or accompanied by an executed transfer form in blank) by the pledgor thereof.

     (j) Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Security Documents or under law or reasonably requested by the Administrative Agent to be filed, registered or recorded in order to create in favor of the Administrative Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 7.3), shall be in proper form for filing, registration or recordation.
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                                                                              52

     (k) Insurance. The Administrative Agent shall have received insurance certificates satisfying the requirements of Section 5.2 of the Guarantee and Collateral Agreement.

     5.2 Conditions to Each Extension of Credit. The agreement of each
Lender to make any extension of credit requested to be made by it on any date (including its initial extension of credit) is subject to the satisfaction of the following conditions precedent:

     (a) Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of such date as if made on and as of such date.

     (b) No Default. No Default or Event of Default shall have occurred and be continuing on such date or after giving effect to the extensions of credit requested to be made on such date.

     (c) Other Documents. In the case of any extension of credit made on an Increased Facility Closing Date, the Administrative Agent shall have received such documents and information as it may reasonably request.

Each borrowing by and issuance of a Letter of Credit on behalf of the Borrower hereunder shall constitute a representation and warranty by the Borrower as of the date of such extension of credit that the conditions contained in Sections 5.2(a) and (b) have been satisfied.

                       SECTION 6. AFFIRMATIVE COVENANTS

          Holdings and the Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or any Agent hereunder, each of Holdings and the Borrower shall, and shall cause each of their respective Subsidiaries to:

          6.1 Financial Statements. Furnish to the Administrative Agent:

          (a)(i) as soon as available, but in any event within 95 days after the end of each fiscal year of Holdings, a copy of the audited consolidated balance sheet of Holdings and its consolidated Subsidiaries (including, for the purposes of this Section 6.1(a)(i), the Unrestricted Subsidiaries) as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG, LLP or other independent certified public accountants of nationally recognized standing;

          (ii) as soon as available, but in any event within 95 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by KPMG, LLP or other independent certified public accountants of nationally recognized standing;

          (b)(i) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of Holdings, the unaudited consolidated balance sheet of Holdings and its consolidated Subsidiaries (including, for the purposes of this Section 6.1(b)(i), the Unrestricted Subsidiaries) as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments);

          (ii) as soon as available, but in any event not later than 50 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of the Borrower and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements, together with the notes thereto, shall fairly present in all material respects the financial condition of the relevant entities and shall be prepared in accordance with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein).

          Any financial statement required to be delivered pursuant to this
Section 6.1 shall be deemed to have been delivered on the date on which the Borrower posts such financial statement on its website on the Internet at www.crowncomm.net or when such financial statement is posted on the SEC's website on the Internet at www.sec.gov; provided that the Borrower shall give notice of any such posting to the Administrative Agent (who shall then give notice of any such posting to the Lenders); provided, further, that the Borrower shall deliver paper copies of any financial statement referred to in this
Section 6.1 to the Administrative Agent if the Administrative Agent or any Lender requests the Borrower to deliver such paper copies until written notice to cease delivering such paper copies is given by the Administrative Agent.

          6.2 Certificates; Other Information. Furnish to the Administrative
Agent:

          (a) concurrently with the delivery of the financial statements referred to in Section 6.1(a), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

          (b) concurrently with the delivery of any financial statements pursuant to Section 6.1, (i) a certificate of a Responsible Officer stating that, to the best of each such Responsible Officer's knowledge, each Loan Party during such period has observed or performed in all material respects all of its covenants and other agreements, and satisfied every condition, contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information and calculations necessary for determining compliance by Holdings, the Borrower and their respective Subsidiaries with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be, and (y) to the extent not previously disclosed to the Administrative Agent, a listing of any county or state within the United States where any Loan Party keeps inventory or equipment and of any Intellectual Property acquired by any Loan Party since the date of the most recent list delivered pursuant to this clause (y) (or, in the case of the first such list so delivered, since the Closing Date);

          (c) as soon as available, and in any event no later than 50 days after the end of each fiscal year of the Borrower, a detailed consolidated budget for the following fiscal year (including a projected consolidated balance sheet of the Borrower and its Subsidiaries as of the end of the following fiscal year, the related consolidated statements of projected cash flow, projected changes in financial position and projected income and a description of the underlying assumptions applicable thereto), and, as soon as available, significant revisions, if any, of such budget and projections with respect to such fiscal year (collectively, the "Projections"), which Projections shall in each case be accompanied by a certificate of a Responsible Officer stating that such Projections have been prepared in good faith and are based on good faith estimates and assumptions believed by the Borrower to be reasonable at the time made (it being recognized by the Lenders that such opinions, projections and forecasts as to any future event or state of affairs are not to be viewed as factual information and that actual results during the period or periods covered by any such opinion, projection or forecast may differ from the opinions and projected or forecast results).

          (d) within 50 days after the end of each fiscal quarter of the Borrower, a narrative discussion and analysis of the financial condition and results of operations of the Borrower and its Subsidiaries for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, as compared to the portion of the Projections covering such periods and to the comparable periods of the previous year; provided that the obligation imposed by this Section 6.2(d) may be met by furnishing the narrative discussion and analysis of the financial condition and results of operations contained in the Form 10-Q filed by Holdings with the SEC for such fiscal quarter so long as such discussion and analysis accurately and clearly discloses the financial condition and results of operations of the Borrower and its Subsidiaries as a separate group;

          (e) within five days after the same are sent, copies of all financial statements and reports that Holdings or the Borrower sends to the holders of any class of its debt securities or public equity securities and, within five days after the same are filed, copies of all financial statements and reports that Holdings or the Borrower may make to, or file with, the SEC; and

          (f) promptly, such additional financial and other information as any Lender may from time to time reasonably request.

Any delivery required to be made pursuant to Section 6.2(d) or (e) shall be deemed to have been made on the date on which the Borrower posts such delivery on its website on the Internet at www.crowncomm.net or when such delivery is posted on the SEC's website on the Internet at www.sec.gov; provided that the Borrower shall give notice of any such posting to the Administrative Agent (who shall then give notice of any such posting to the Lenders); provided, further, that the

Borrower shall deliver paper copies of any delivery referred to in Section 6.2(d) or (e) to the Administrative Agent if the Administrative Agent or any Lender requests the Borrower to deliver such paper copies until written notice to cease delivering such paper copies is given by the Administrative Agent.

          6.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except (a) where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of Holdings, the Borrower or their respective Subsidiaries, as the case may be, or (b) in the case of trade payables, as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          6.4 Maintenance of Existence; Compliance. (a)(i) Preserve, renew and keep in full force and effect its corporate existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 7.4 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and (b) comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

          6.5 Maintenance of Property; Insurance. (a) Keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted and (b) maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business
(it being understood that, to the extent consistent with prudent business practice of Persons carrying on a similar business in a similar location, a program of up to $5,000,000 of self-insurance for first or other loss layers may be utilized).

          6.6 Inspection of Property; Books and Records; Discussions. (a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities and (b) permit representatives of any Lender (i) to visit and inspect any of its properties and examine and make abstracts from any of its books and records at any reasonable time, upon reasonable notice and as often as may reasonably be desired and
(ii) to discuss the business, operations, properties and financial and other condition of Holdings, the Borrower and their respective Subsidiaries with officers and employees of Holdings, the Borrower and their respective Subsidiaries and, so long as a representative of the Borrower is present during such discussions (unless a Default or Event of Default has occurred and is continuing), with its independent certified public accountants. Notwithstanding the foregoing no disclosure of information subject to confidentiality or similar constraints shall be required by this Section 6.6.

          6.7 Notices. Promptly give notice to the Administrative Agent of:

          (a) the occurrence of any Default or Event of Default;

          (b) any (i) default or event of default under any Contractual Obligation of Holdings, the Borrower or any of their respective Subsidiaries or (ii) litigation, investigation or proceeding that may exist at any time between Holdings, the Borrower or any of their respective Subsidiaries and any Governmental Authority, that in the case of clause (b)(i) or (b)(ii), if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

          (c) any litigation or proceeding affecting Holdings, the Borrower or any of their respective Subsidiaries (i) in which the amount involved is $5,000,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought or (iii) which relates to any Loan Document;

          (d) the following events, as soon as possible and, in any event, within 30 days after the Borrower knows thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC or the Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

          (e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 6.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action Holdings, the Borrower or the relevant Subsidiary proposes to take with respect thereto.

          6.8 Environmental Laws. (a) Comply in all material respects with, and use its reasonable efforts to ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and use its reasonable efforts to ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws, except, in each case, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect.

          (b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and similar actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws, except to the extent that the same are being contested in good faith by appropriate proceedings and the pendency of such proceedings could not reasonably be expected to have a Material Adverse Effect.

          6.9 Interest Rate Protection. The Borrower shall hedge the interest rate, or maintain in effect a fixed interest rate, on at least 50% of the aggregate principal amount of the total Indebtedness of Holdings, the Borrower and its Subsidiaries on terms and conditions (including rate and tenor) acceptable to the Administrative Agent.

          6.10 Additional Collateral, etc. (a) With respect to property acquired after the Closing Date by the Borrower or any of its Subsidiaries (other than (x) real property, (y) any property described in paragraph (b) below and (z) any property subject to a Lien expressly permitted by Section 7.3(g)) as to which the Administrative Agent, for the benefit of the Lenders, does not have a perfected Lien, promptly (i) execute and deliver to the Administrative Agent such amendments or supplements to the relevant Security Documents or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a security interest in such property and (ii) take all actions necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected security interest in such property, including the filing of Uniform Commercial Code financing statements (or equivalent documents) in such jurisdictions as may be required by the relevant Security Documents or by law or as may be reasonably requested by the Administrative Agent. So long as no Default or Event of Default has occurred and is continuing, actions taken pursuant to this Section 6.10(a) will be consistent with those taken in connection with the Collateral at the Closing Date.

          (b) With respect to any new Subsidiary created or acquired after the Closing Date by Holdings (if such Subsidiary is an Unrestricted Subsidiary SPV), the Borrower or any of its Subsidiaries (which, for the purposes of this paragraph (b), shall include any Unrestricted Borrower Subsidiary that ceases to qualify as such), promptly (i) execute and deliver to the Administrative Agent such amendments or supplements to the relevant Security Documents or such other documents as the Administrative Agent deems necessary or advisable to grant to the Administrative Agent, for the benefit of the Lenders, a perfected security interest in the Capital Stock of such new Subsidiary that is owned by Holdings, the Borrower or any of its Subsidiaries, (ii) deliver to the Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of Holdings, the Borrower or such Subsidiary, as the case may be, (iii) cause such new Subsidiary (A) to become a party to the Guarantee and Collateral Agreement (or agreements having a substantially equivalent effect) , (B) to take such actions necessary or advisable to grant to the Administrative Agent for the benefit of the Lenders a perfected security interest in the Collateral of the type described in the Guarantee and Collateral Agreement with respect to such new Subsidiary, including the filing of Uniform Commercial Code financing statements (or equivalent documents) in such jurisdictions as may be required by the Guarantee and Collateral Agreement or by law or as may be reasonably requested by the Administrative Agent and (C) to deliver to the Administrative Agent a certificate of such Subsidiary, substantially in the form of Exhibit C, with appropriate insertions and attachments, and (iv) in the case of any Foreign Subsidiary, if reasonably requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent. It is understood that any Specified Non-Wholly Owned Subsidiary that is required to become a party to the Guarantee and Collateral Agreement pursuant to this paragraph shall not be required to become a "Guarantor" thereunder (until it becomes a Wholly Owned Subsidiary), but shall be required to grant a security interest in any of its assets constituting "Collateral" as defined therein for the purpose of securing its obligations under its Specified Intercompany Note.

          6.11 Organizational Separateness. (a) Ensure that each Unrestricted Subsidiary SPV does not (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of Unrestricted Subsidiaries, (ii) own, lease, manage or otherwise operate any properties or assets other than the Capital Stock of Unrestricted Subsidiaries owned by it or
(iii) own the Capital Stock of both Foreign and Domestic Subsidiaries.

          (b) Ensure that the restrictions enumerated in paragraph (a) above are set forth in the Governing Documents of each Unrestricted Subsidiary SPV.

          (c) Ensure that each Tower SPV does not (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of communications tower facilities or (ii) own, lease, manage or otherwise operate any properties or assets other than the communications tower facilities owned by it. Notwithstanding clauses (i) and (ii) above, (A) Crown Castle International Corp. de Puerto Rico may continue to operate its microwave business as operated on the Closing Date and (B) Crown Communication Inc. may hold the Capital Stock of the Subsidiaries it owns on the Closing Date; provided that Crown Communication Inc. shall within a reasonable time period after the Closing Date (which time period shall in no event be longer than 60 days), come into compliance with this Section 6.11(c) as if this sentence did not exist.

          (d) Ensure that the restrictions enumerated in paragraph (c) above are set forth in the Governing Documents of each Tower SPV.

          (e) Ensure that Crown Castle GT Corp. does not (i) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of the Capital Stock of the GTE JV, (ii) own, lease, manage or otherwise operate any properties or assets other than the Capital Stock of the GTE JV owned by it or
(iii) own the Capital Stock of both Foreign and Domestic Subsidiaries.

          (f) Ensure that the restrictions enumerated in paragraph (e) above are set forth in the Governing Documents of Crown Castle GT Corp.

          (g) Cause the consolidated and any consolidating financial statements of Holdings and its Subsidiaries (including the Tower SPVs) and the Borrower and its Subsidiaries (including the Tower SPVs), or any thereof, through appropriate footnote disclosure, to separately indicate that the communications tower facilities are owned by the Tower SPVs.

          (h)(i) Maintain bank accounts with commercial banking institutions that are separate from those of the Unrestricted Subsidiaries, the Unrestricted Subsidiary SPVs and Crown Castle GT Corp., (ii) cause each Unrestricted Subsidiary and Unrestricted Subsidiary SPV to maintain bank accounts, if any, with commercial banking institutions that are separate from those of any other Unrestricted Subsidiary or Unrestricted Subsidiary SPV or any Tower SPV or Crown Castle GT Corp., (iii) cause each Tower SPV to maintain bank accounts, if any, with commercial banking institutions that are separate from those of any Unrestricted Subsidiary or Unrestricted Subsidiary SPV or Crown Castle GT Corp. and (iv) cause Crown Castle GT Corp. to maintain bank accounts, if any, with commercial banking institutions that are separate from those of any Unrestricted Subsidiary, Unrestricted Subsidiary SPV or Tower SPV.

          (i) Conduct its affairs strictly in accordance with its Governing Documents and to observe all necessary, appropriate, and customary corporate, limited liability company and other organizational formalities, including keeping separate and accurate minutes of meetings of its board of directors, shareholders, managers, members or partners, as the case may be, passing all resolutions or consents necessary to authorize actions to be taken, and maintaining accurate and separate books, records and accounts and in a manner permitting its assets and liabilities to be easily separated and readily ascertained.

          (j) Ensure that each Unrestricted Subsidiary, Unrestricted Subsidiary SPV and Tower SPV and Crown Castle GT Corp. strictly complies with its Governing Documents.

          (k)(i) Ensure that its monies and other assets are not commingled with the monies or other assets of any Unrestricted Subsidiary or Unrestricted Subsidiary SPV or Crown Castle GT Corp. and otherwise remain clearly traceable,
(ii) cause each Unrestricted Subsidiary and Unrestricted Subsidiary SPV and Crown Castle GT Corp. to ensure that its monies and other assets are not commingled with the monies or other assets of any other Unrestricted Subsidiary or Unrestricted Subsidiary SPV or any Tower SPV or Crown Castle GT Corp. and otherwise remain clearly traceable and (iii) cause each Tower SPV to ensure that its monies and other assets are not commingled with the monies or other assets of any Unrestricted Subsidiary or Unrestricted Subsidiary SPV or Crown Castle GT Corp. and otherwise remain clearly traceable.

          (l) Cause each Unrestricted Subsidiary, Unrestricted Subsidiary SPV and Tower SPV and Crown Castle GT Corp. to not hold itself out to the public or to any of its individual creditors as being a unified Person with common assets and liabilities with Holdings, the Borrower or any of their respective Subsidiaries or act in a manner that would otherwise cause its creditors to believe that such Person was not a separate entity from such other Persons.

          (m) Without limiting the generality of the foregoing, not take any action, or conduct its affairs in a manner, that could reasonably be expected to result in the separate existence of any Unrestricted Subsidiary, Unrestricted Subsidiary SPV or Tower SPV or Crown Castle GT Corp. being ignored, or the assets and liabilities of any Unrestricted Subsidiary, Unrestricted Subsidiary SPV or Tower SPV or Crown Castle GT Corp. being substantively consolidated with those of Holdings, the Borrower or any of their respective Subsidiaries (including any other Unrestricted Subsidiary, Unrestricted Subsidiary SPV or Tower SPV or Crown Castle GT Corp.) in a bankruptcy, reorganization or other insolvency proceeding.

          6.12 Australian Security Documents. Concurrently with the making of any Australian Intercompany Loan, provide to the Administrative Agent such security agreements, other documents, legal opinions and certificates as the Administrative Agent shall reasonably request in connection therewith.

                         SECTION 7. NEGATIVE COVENANTS

          Holdings and the Borrower hereby jointly and severally agree that, so long as the Commitments remain in effect, any Letter of Credit remains outstanding or any Loan or other amount is owing to any Lender or the Administrative Agent hereunder, each of Holdings and the Borrower shall not, and shall not permit any of their respective Subsidiaries to, directly or indirectly (provided that Sections 7.1, 7.2, 7.5, 7.6, 7.7, 7.8, 7.9, 7.11, 7.14 and 7.16
shall apply only to the Borrower and its Subsidiaries):

          7.1 Financial Condition Covenants.

              (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio determined as of the last day of any fiscal quarter of the Borrower ending during any period set forth below to exceed the ratio set forth below opposite such period:

          Period                           Consolidated Leverage Ratio
          ------                           ---------------------------

    Closing Date - 12/31/00                         7.50 to 1.00
    01/01/01 - 06/30/01                             7.00 to 1.00
    07/01/01 - 12/31/01                             6.50 to 1.00
    01/01/02 - 12/31/02                             5.50 to 1.00
    01/01/03 - 12/31/03                             4.50 to 1.00
    01/01/04 and thereafter                         4.00 to 1.00

          (b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio determined as of the last day of any fiscal quarter ending during any period set forth below to be less than the ratio set forth below opposite such period:
                                           Consolidated Interest Fiscal
      Fiscal Quarter                             Coverage Ratio
      --------------                       ----------------------------

    03/31/00 - 12/31/01                             1.75 to 1.00
    01/01/02 - 12/31/02                             2.00 to 1.00
    01/01/03 - 12/31/03                             2.25 to 1.00
    01/01/04 - 12/31/04                             2.50 to 1.00
    01/01/05 and thereafter                         2.75 to 1.00

          (c) Consolidated Debt Service Coverage Ratio. Permit the Consolidated Debt Service Coverage Ratio determined as of the last day of any fiscal quarter ending after March 31, 2000 to be less than 1.15 to 1.00.

          (d) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio determined as of the last day of any fiscal quarter ending after March 31, 2000 to be less than 1.10 to 1.00.

For the purposes of paragraphs (b), (c) and (d) above, in calculating the relevant ratios for any period that is not comprised of four fiscal quarters commencing after the Closing Date, Consolidated Cash Interest Expense and Consolidated Fixed Charges for the relevant period shall be deemed to equal Consolidated Cash Interest Expense or Consolidated Fixed Charges, as applicable, for the number of fiscal quarters commencing after December 31, 1999 that fall within such period multiplied by the appropriate factor necessary to annualize such amount.

          7.2 Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

          (a) Indebtedness of any Loan Party pursuant to any Loan Document;

          (b) Indebtedness of (i) the Borrower to any Subsidiary, (ii) any Wholly Owned Subsidiary Guarantor to the Borrower or any other Subsidiary and
(iii) any Specified Non-Wholly Owned Subsidiary to the Borrower or any Wholly Owned Qualifying Subsidiary Guarantor pursuant to a Specified Intercompany Note, provided that for purposes of this Section 7.2(b), the

Australian Subsidiary shall be considered a Wholly Owned Subsidiary Guarantor so long as all of its Capital Stock is pledged as Collateral;

     (c)(i) Guarantee Obligations incurred in the ordinary course of business by the Borrower or any of its Subsidiaries of obligations of any Wholly Owned Subsidiary Guarantor and (ii) Guarantee Obligations incurred in the ordinary course of business by any Subsidiary Guarantor of obligations of the Borrower;

     (d) Indebtedness outstanding on the date hereof and listed on Schedule 7.2(d) and any refinancings, refundings, renewals or extensions thereof (without increasing, or shortening the maturity of, the principal amount thereof, other than to the extent permitted by Section 7.2(l));

     (e) Indebtedness (including, without limitation, Capital Lease Obligations) secured by Liens permitted by Section 7.3(g) in an aggregate principal amount not to exceed $25,000,000 at any one time outstanding;

     (f) Hedge Agreements in respect of Indebtedness otherwise permitted hereby that bears interest at a floating rate, so long as such agreements are not entered into for speculative purposes;

     (g) Indebtedness of any Subsidiary acquired in connection with any Investment permitted pursuant to Section 7.7(i) or (j); provided that (i) such Indebtedness existed at the time such Person became a Subsidiary and was not incurred in anticipation thereof, (ii) no Person other than such Subsidiary becomes an obligor in respect of such Indebtedness and (iii) the aggregate amount of such Indebtedness (whether or not subsequently repaid) shall constitute usage of the basket provided in Section 7.7(i)(i) or (j)(i), as applicable, unless and until such Subsidiary becomes a Wholly Owned Qualifying Subsidiary Guarantor, at which time such Indebtedness of such Subsidiary shall no longer be permitted to remain outstanding and shall no longer constitute usage of such baskets;

     (h) Indebtedness of any Subsidiary to the Borrower; provided that (i) no Person other than such Subsidiary becomes an obligor in respect of such Indebtedness and (ii) the actual outstanding aggregate amount of such Indebtedness shall constitute usage of the basket provided in Section 7.7(i)(i) or (j)(i), as applicable, unless and until such Subsidiary becomes a Wholly Owned Qualifying Subsidiary Guarantor, at which time such Indebtedness of such Subsidiary shall no longer constitute usage of such baskets;

     (i) Indebtedness consisting of guaranties of loans made to officers, directors or employees of Holdings, the Borrower or any Subsidiary of the Borrower in an aggregate amount which, when added to the outstanding principal amount of loans and advances made pursuant to Section 7.7(d), shall not exceed $5,000,000 at any one time outstanding;

     (j) unsecured trade accounts payable incurred in the ordinary course of business and not more than 120 days past due (but excluding any Indebtedness for borrowed money);

     (k) Permitted Borrower Subordinated Indebtedness owing by the Borrower to Holdings; and

          (l) additional Indebtedness of the Borrower or any of its Subsidiaries in an aggregate principal amount (for the Borrower and all Subsidiaries) not to exceed $25,000,000 at any one time outstanding.

Notwithstanding anything to the contrary in this Agreement, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, guarantee or otherwise become liable in respect of any Indebtedness or preferred stock of Holdings.

          7.3 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except:

          (a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings, provided that adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries, as the case may be, in conformity with GAAP;

          (b) carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business that secure payments that are not more than 60 days delinquent in accordance with their terms or that are being contested in good faith by appropriate proceedings;

          (c) pledges or deposits in connection with workers' compensation, unemployment insurance and other social security legislation and deposits securing liability to insurance carriers under insurance or self-insurance arrangements;

          (d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

          (e) easements, rights-of-way, restrictions and other similar encumbrances that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrower or any of its Subsidiaries;

          (f) Liens in existence on the date hereof listed on Schedule 7.3(f), securing Indebtedness permitted by Section 7.2(d), provided that no such Lien is spread to cover any additional property after the Closing Date and that the amount of Indebtedness secured thereby is not increased (except to the extent permitted by Section 7.3(o));

          (g) Liens securing Indebtedness of the Borrower or any other Subsidiary incurred pursuant to Section 7.2(e) to finance the acquisition of fixed or capital assets, provided that (i) such Liens shall be created substantially simultaneously with the acquisition of such fixed or capital assets, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

          (h) Liens created pursuant to the Security Documents;
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                                                                              63

          (i) any interest or title of a lessor (including sublessors) under any lease (or sublease) entered into by the Borrower or any other Subsidiary in the ordinary course of its business and covering only the assets so leased;

          (j) Liens on the property or assets of a Person which becomes a Subsidiary after the date hereof securing Indebtedness permitted by Section 7.2(g), provided that (i) such Liens existed at the time such Person became a Subsidiary and were not created in anticipation thereof, (ii) any such Lien is not expanded to cover any property or assets of such Person after the time such Person becomes a Subsidiary (other than after acquired title in or on such property and proceeds of the existing collateral in accordance with the instrument creating such Lien), (iii) the amount of Indebtedness secured thereby is not increased, and (iv) neither (x) the aggregate outstanding principal amount of the obligations secured thereby nor (y) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to all relevant Subsidiaries) $20,000,000 at any one time;

          (k) licenses, leases or subleases permitted hereunder granted to other Persons in the ordinary course of business not interfering in any material respect in the business of the Borrower or any of its Subsidiaries;

          (l) attachment or judgment Liens in respect of judgments or decrees that have been vacated, discharged, stayed or bonded pending appeal within 60 days from the entry thereof and, in addition, attachment or judgment Liens in an aggregate amount outstanding at any one time not in excess of $5,000,000 (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged in writing coverage);

          (m) Liens arising from precautionary Uniform Commercial Code financing statement filings with respect to operating leases or consignment arrangements entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

          (n) Liens in favor of a banking institution arising by operation of law encumbering deposits (including the right of set-off) held by such banking institution incurred in the ordinary course of business and that are within the general parameters customary in the banking industry; and

          (o) Liens not otherwise permitted by this Section so long as neither
    (i) the aggregate outstanding principal amount of the obligations secured thereby nor (ii) the aggregate fair market value (determined as of the date such Lien is incurred) of the assets subject thereto exceeds (as to the Borrower and all Subsidiaries) $20,000,000 at any one time.

          7.4 Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of, all or substantially all of its property or business, except that:

          (a) any Subsidiary of the Borrower may be merged or consolidated with or into the Borrower (provided that the Borrower shall be the continuing or surviving corporation) or with or into any Wholly Owned Subsidiary Guarantor (provided that the Wholly Owned Subsidiary Guarantor shall be the continuing or surviving corporation and provided, further, that if the merged or consolidated Subsidiary is a Wholly Owned Qualifying Subsidiary Guarantor, the continuing or surviving corporation must also be a Wholly Owned Qualifying Subsidiary Guarantor);

           (b) any Subsidiary of the Borrower may Dispose of any or all of its assets (upon voluntary liquidation or otherwise) to the Borrower or any Wholly Owned Subsidiary Guarantor, provided that if the Subsidiary making such Disposition is a Wholly Owned Qualifying Subsidiary Guarantor, the relevant transferee, if other than the Borrower, must also be a Wholly Owned Qualifying Subsidiary Guarantor; and

          (c) so long as no Default or Event of Default has occurred or is continuing or would result therefrom, Holdings may be merged or consolidated with or into another Person (provided that either (i) Holdings is the continuing or surviving entity or (ii) if Holdings is not the continuing or surviving entity, such continuing or surviving entity assumes the obligations of Holdings under the Loan Documents to which it is a party pursuant to an instrument in form and substance reasonably satisfactory to the Administrative Agent and, in connection therewith, the Administrative Agent shall receive such legal opinions, certificates and other documents as it may reasonably request).

          7.5 Disposition of Property. Dispose of any of its property, whether now owned or hereafter acquired, or, in the case of any Subsidiary, issue or sell any shares of such Subsidiary's Capital Stock to any Person, except:

          (a) the Disposition of obsolete, condemned or worn out property in the ordinary course of business;

          (b) the sale of inventory in the ordinary course of business; the Disposition of Cash Equivalents for fair value for cash or other Cash Equivalents; the license of Intellectual Property in the ordinary course of business; and leases or subleases entered into in the ordinary course of business and not materially interfering with the ordinary conduct of business;

          (c) Dispositions permitted by Section 7.4(b);

          (d) the sale or issuance of any Subsidiary's Capital Stock to the Borrower or any Wholly Owned Subsidiary Guarantor; provided that if the selling or issuing Subsidiary is a Wholly Owned Qualifying Subsidiary Guarantor, the recipient of such Capital Stock, if other than the Borrower, must also be a Wholly Owned Qualifying Subsidiary Guarantor;

          (e) the Disposition of the Capital Stock of the GTE JV to GTE Wireless pursuant to the right of first refusal granted to GTE Wireless in the GTE JV Formation Agreement, dated as of November 7, 1999, it being understood that the Net Cash Proceeds of such Disposition shall be applied to prepay the Loans and reduce the Commitments to the extent required by Section 2.9(b);

          (f) the designation of the Australian Subsidiary as an Unrestricted Subsidiary and the making of the Australian Subsidiary into a Subsidiary of Holdings, in each case pursuant to the terms of Section 7.20;

          (g) the designation of any Specified Non-Wholly Owned Subsidiary as an Unrestricted Subsidiary and the making of any Specified Non-Wholly Owned Subsidiary into a Subsidiary of Holdings, in each case pursuant to the terms of Section 7.20; and

          (h) the Disposition of other property having a fair market value not to exceed $50,000,000 in the aggregate for any fiscal year of the Borrower, it being understood that the Net Cash Proceeds of such Dispositions shall be applied to prepay the Loans and reduce the Commitments to the extent required by Section 2.9(b).

          7.6 Restricted Payments. Declare or pay any dividend (other than dividends payable solely in common stock of the Person making such dividend) on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of Holdings, the Borrower or any Subsidiary, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of Holdings, the Borrower or any Subsidiary (collectively, "Restricted Payments"), except that:

          (a) any Subsidiary may make Restricted Payments to the Borrower or any Wholly Owned Subsidiary Guarantor; provided that if the Subsidiary making such a Restricted Payment is a Wholly Owned Qualifying Subsidiary Guarantor, the recipient of such Restricted Payment, if other than the Borrower, must also be a Wholly Owned Qualifying Subsidiary Guarantor;

          (b) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom (including, on a pro forma basis, pursuant to Section 7.1), the Borrower may pay dividends to Holdings to permit Holdings to purchase Holdings' common stock or common stock options from present or former officers or employees of Holdings, the Borrower or any Subsidiary upon the death, disability or termination of employment of such officer or employee, provided, that the aggregate amount of payments under this paragraph (b) after the date hereof (net of any proceeds received by Holdings and contributed to the Borrower after the date hereof in connection with resales of any common stock or common stock options so purchased) shall not exceed $10,000,000 in any fiscal year of the Borrower or $25,000,000 during the term of this Agreement;

          (c) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom (including, on a pro forma basis, pursuant to Section 7.1), the Borrower may pay dividends to Holdings to permit Holdings to (i) pay corporate overhead expenses incurred in the ordinary course of business not to exceed $17,500,000 in any fiscal year,
    (ii) pay any taxes that are due and payable by Holdings and the Borrower as part of a consolidated group and (iii) make scheduled interest and dividend payments in respect of Holdings Qualified Obligations;

          (d) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom (including, on a pro forma basis, pursuant to Section 7.1), any Subsidiary of the Borrower may pay dividends to the holders of its common stock; provided that all such dividends shall be made pro rata according to the respective ownership interests in such Subsidiary;

          (e) notwithstanding anything to the contrary in this Agreement, the GTE JV may pay dividends to the holders of its Capital Stock; provided that all such dividends shall be made pro rata according to the respective ownership interests in the GTE JV; and

          (f) the GTE Distribution may be made.

It is understood that nothing contained in this Section 7.6 shall restrict the ability of Holdings to make Restricted Payments.

          7.7 Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, "Investments"), except:

          (a) extensions of trade credit in the ordinary course of business;

          (b) Investments in Cash Equivalents;

          (c) Guarantee Obligations permitted by Section 7.2;

          (d) loans and advances to officers, directors and employees of Holdings, the Borrower or any Subsidiary of the Borrower in the ordinary course of business (including for travel, entertainment and relocation expenses) in an aggregate amount for Holdings, the Borrower or any Subsidiary of the Borrower which, when added to the outstanding principal amount of Indebtedness incurred pursuant to Section 7.2(i), shall not exceed $5,000,000 at any one time outstanding;

          (e) Investments in assets useful in the business of the Borrower and its Subsidiaries made by the Borrower or any of its Subsidiaries with the proceeds of any Reinvestment Deferred Amount;

          (f) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom (including, on a pro forma basis, pursuant to Section 7.1), Investments by the Borrower or any of its Subsidiaries in the Borrower or any Person that is or concurrently therewith becomes a Wholly Owned Qualifying Subsidiary Guarantor;

          (g) so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom (including, on a pro forma basis, pursuant to Section 7.1), acquisitions by the Borrower or any Wholly Owned Qualifying Subsidiary Guarantor of communications tower facilities;

          (h) the acquisitions listed on Schedule 7.7(h);

          (i) so long as no Default or Event of Default has occurred and is continuing (including, on a pro forma basis, pursuant to Section 7.1), Investments in any Person that is or concurrently therewith becomes a Subsidiary of the Borrower, in an aggregate amount (net of any return of capital) not to exceed at any time the sum of (i) $50,000,000 and (ii) the amount of cash contributed by Holdings to the Borrower after the Closing Date in the form of common equity and used by the Borrower solely for such purpose;

          (j) in addition to Investments otherwise expressly permitted by this Section, so long as no Default or Event of Default has occurred and is continuing (including, on a pro forma basis, pursuant to Section 7.1), Investments of any type by the Borrower or any of its Subsidiaries in an aggregate amount (net of any return of capital) not to exceed at any time the sum of (i) $125,000,000 and (ii) the amount of cash contributed by Holdings to the Borrower after the Closing Date in the form of common equity and used by the Borrower solely for such purpose;

          (k) the Australian Intercompany Loans; and

          (l) in addition to Investments otherwise expressly permitted by this Section, with the consent of the Required Lenders, any Investment in any Person that is not or will not concurrently therewith become a Wholly Owned Qualifying Subsidiary Guarantor.

          7.8 Certain Payments and Modifications of Certain Agreements.

          (a) Make or offer to make any payment, prepayment, repurchase or redemption in respect of, or otherwise optionally or voluntarily defease or segregate funds with respect to, any Permitted Borrower Subordinated Indebtedness other than the payment of such Indebtedness with the proceeds of Revolving Loans.

          (b) Amend, modify, waive or otherwise change, or consent or agree to any amendment, modification, waiver or other change to, any of the terms of
     (i) any Permitted Borrower Subordinated Indebtedness (other than any such amendment, modification, waiver or other change that would extend the maturity or reduce the amount of any payment of principal thereof or reduce the rate or extend any date for payment of interest thereon) or (ii) the agreements governing the GTE JV or the arrangements with Bell South Mobility Inc. (other than any such amendment, modification, waiver or other change that is immaterial to the interests of the Lenders).

          7.9 Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than the Borrower or any Wholly Owned Subsidiary Guarantor) unless such transaction is (a) otherwise permitted under this Agreement, (b) in the ordinary course of business of the Borrower or such Subsidiary, as the case may be, and (c) upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's length transaction with a Person that is not an Affiliate.

          7.10 Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by Holdings, the Borrower or any Subsidiary of real or personal property that has been or is to be sold or transferred by Holdings, the Borrower or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of Holdings, the Borrower or such Subsidiary.

          7.11 Changes in Fiscal Periods. Permit the fiscal year of the Borrower to end on a day other than December 31 or change the Borrower's method of determining fiscal quarters.

          7.12 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of Holdings, the Borrower or any of its Subsidiaries to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any purchase money Liens or Capital Lease Obligations otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets financed thereby), (c) any agreements governing any Investment in any joint venture (other than a Subsidiary) that limit the ability to grant a security interest in the Capital Stock of such joint venture, (d) customary restrictions entered into in the ordinary course of business with respect to Intellectual Property that limit the ability to grant a security interest in such Intellectual Property, (e) any agreements governing any leasehold interest that limit the ability to grant a security interest in such leasehold interest, (f) restrictions in the formation agreement of the GTE JV or in the organizational documents of any Specified Non-Wholly Owned Subsidiary that limit the ability to grant a security interest in the assets of such Person, (g) the Holdings Debt Agreements and (h) any agreements containing restrictions substantially comparable to those described in clause (g) above and governing any other Indebtedness of Holdings.

          7.13 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of the Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, the Borrower or any other Subsidiary of the Borrower, (b) make loans or advances to, or other Investments in, the Borrower or any other Subsidiary of the Borrower or (c) transfer any of its assets to the Borrower or any other Subsidiary of the Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary,
(iii) any restrictions imposed pursuant to the Holdings Debt Agreements and
(iv) any restrictions substantially comparable to the restrictions permitted by clause (iii) above and imposed pursuant to any agreement governing any other Indebtedness of Holdings.

          7.14 Lines of Business. Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

          7.15 Holding Company Status. In the case of Holdings, (a) conduct, transact or otherwise engage in, or commit to conduct, transact or otherwise engage in, any business or operations other than those incidental to its ownership of Capital Stock described in clause (b) below, (b) own, lease, manage or otherwise operate any properties or assets other than cash, Cash Equivalents and the Capital Stock of the Borrower or any other Person (so long as, in the case of any such Person that is a Subsidiary of Holdings, such Subsidiary is either an Unrestricted Holdings Subsidiary or an Unrestricted Subsidiary SPV (other than Crown Castle do Brasil Ltda., Crown Castle Mexico and Crown Castle Ireland Limited, which shall within a reasonable time period after the Closing Date (which time period shall in no event be longer than 60 days) become Subsidiaries of the Borrower)) and (c) permit any Subsidiary of any Unrestricted Subsidiary SPV not to qualify as an Unrestricted Subsidiary at any time. It is understood and agreed that this Section 7.15 shall not prevent Holdings from (x) performing management and
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                                                                              69

administrative functions of the type performed by it as of the Closing Date or
(y) incurring Indebtedness or issuing Capital Stock.

          7.16 Communications Tower Facilities. Hold any communications tower facilities, whether now owned or hereafter acquired, other than in a Tower SPV.

          7.17 Unrestricted Subsidiary Capital Stock; GTE JV Capital Stock. (a) Hold any of the Capital Stock of an Unrestricted Subsidiary other than in an Unrestricted Subsidiary SPV.

          (b) Hold any of the Capital Stock of the GTE JV owned directly or indirectly by the Borrower other than in Crown Castle GT Corp.

          7.18 GTE JV and Crown Castle GT Corp.; Specified Non-Wholly Owned Subsidiaries, Tower SPVs and Unrestricted Subsidiary SPVs; Australian Subsidiary. (a) Permit the GTE JV or Crown Castle GT Corp. to incur or suffer to exist any Indebtedness or create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired.

          (b) Permit any Specified Non-Wholly Owned Subsidiary (or any Subsidiary thereof), Tower SPV or Unrestricted Subsidiary SPV to incur or suffer to exist any Indebtedness or create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, in each case other than pursuant to the Loan Documents to which it is a party.

          (c) Permit the direct parent of the Australian Subsidiary, the Australian Subsidiary (or any Subsidiary thereof) to incur or suffer to exist any Indebtedness or create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, in each case other than pursuant to the Loan Documents to which it is a party.

          7.19 Designation of Unrestricted Subsidiaries as Subsidiaries. If a Default or Event of Default shall have occurred and be continuing or would result therefrom (including, on a pro forma basis, pursuant to Section 7.1), designate an Unrestricted Subsidiary as a Subsidiary. Notwithstanding anything to the contrary contained in this Agreement, so long as no Default or Event of Default shall have occurred and be continuing or would result therefrom (including, on a pro forma basis, pursuant to Section 7.1), the Borrower may designate an Unrestricted Subsidiary as a Subsidiary.

          7.20 Designation of Subsidiaries as Unrestricted Subsidiaries. Other than in accordance with this Section 7.20, designate a Subsidiary as an Unrestricted Subsidiary other than concurrently with the creation or acquisition thereof. Notwithstanding anything to the contrary contained in this Agreement, so long as (a) no Default or Event of Default would result therefrom (including, on a pro forma basis, pursuant to Section 7.1) and (b) the Australian Subsidiary has, concurrently with such designation, paid to the Borrower in full in cash an amount equal to the greater of (i) the Australian Intercompany Loans and (ii)
the amount of Consolidated EBITDA attributable to the Australian Subsidiary for the most recent period of four consecutive fiscal quarters for which the relevant financial information is available multiplied by the then applicable Consolidated Leverage Ratio required by Section 7.1(a), the Borrower may designate each of the Australian Subsidiary and its direct parent as an Unrestricted Subsidiary to the extent each otherwise qualifies as an
Unrestricted Subsidiary. Notwithstanding anything to the contrary contained in this Agreement, so long as (a) no Default or Event of Default would result therefrom (including, on a pro forma basis, pursuant to Section 7.1) and (b) the relevant Specified Non-Wholly
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                                                                              70

Owned Subsidiary has, concurrently with such designation, paid to the Borrower or the relevant Wholly Owned Qualifying Subsidiary Guarantor, as applicable, in full in cash an amount equal to the greater of (i) the obligations under its Specified Intercompany Note and (ii) the amount of Consolidated EBITDA attributable to such Specified Non-Wholly Owned Subsidiary for the most recent period of four consecutive fiscal quarters for which the relevant financial information is available pursuant to clause (x) of the definition of "Consolidated EBITDA" multiplied by 7.50, the Borrower may designate such Specified Non-Wholly Owned Subsidiary as an Unrestricted Subsidiary to the extent it otherwise qualifies as an Unrestricted Subsidiary. If any Subsidiary is designated as an Unrestricted Subsidiary pursuant to either of the preceding sentences, (i) the Liens on the assets of such Subsidiary created by the Security Documents to which such Subsidiary is a party will be released and all obligations (other than those expressly stated to survive such termination) of such Subsidiary under such Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person and (ii) such Subsidiary may become a Subsidiary of Holdings. In addition, if the Australian Subsidiary is designated as an Unrestricted Subsidiary pursuant to this Section 7.20, any pledge of its Capital Stock then in existence other than by the Borrower or any of its Affiliates will be released without delivery of any instrument or performance of any act by any Person.

                         SECTION 8. EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

          (a) the Borrower shall fail to pay any principal of any Loan or Reimbursement Obligation when due in accordance with the terms hereof; or the Borrower shall fail to pay any interest on any Loan or Reimbursement Obligation, or any other amount payable hereunder or under any other Loan Document, within three days after any such interest or other amount becomes due in accordance with the terms hereof; or

          (b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

          (c) any Loan Party shall default in the observance or performance of any agreement contained in clause (i) of Section 6.4(a) (with respect to Holdings and the Borrower only), Section 6.7(a), Section 6.11 or Section 7 of this Agreement or Sections 5.4 and 5.5(b) of the Guarantee and Collateral Agreement; or

          (d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to the Borrower from the Administrative Agent or the Required Lenders; or

          (e) Holdings, the Borrower or any of their respective Subsidiaries shall (i) default in making any payment of any principal of any
     Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto (giving effect
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                                                                              71

     to any applicable grace periods); or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $10,000,000; or

          (f) (i) Holdings, the Borrower or any of their respective Subsidiaries shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or Holdings, the Borrower or any of their respective Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against Holdings, the Borrower or any of their respective Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against Holdings, the Borrower or any of their respective Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) Holdings, the Borrower or any of their respective Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) Holdings, the Borrower or any of their respective Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

         (g) (i) any Person shall engage in any "prohibited transaction" (as defined in Section 406 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed pursuant to Section 4042(b) of ERISA, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is reasonably likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) the Borrower or any
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                                                                              72

     Commonly Controlled Entity shall incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the reasonable opinion of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

          (h) one or more judgments or decrees shall be entered against Holdings, the Borrower or any of their respective Subsidiaries involving in the aggregate a liability (to the extent not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $10,000,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          (i) any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

         (j) a Change of Control shall occur; then, and in any such event, (A)
if such event is an Event of Default specified in clause (i) or (ii) of paragraph (f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower declare the Tranche A Term Commitments and the Revolving Commitments to be terminated forthwith, whereupon the Tranche A Term Commitments and the Revolving Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent shall, by notice to the Borrower, declare the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time deposit in a cash collateral account opened by the Administrative
Agent an amount equal to the aggregate then undrawn and unexpired amount of such Letters of Credit. Amounts held in such cash collateral account shall be applied by the Administrative Agent to the payment of drafts drawn under such Letters of Credit, and the unused portion thereof after all such Letters of Credit shall have expired or been fully drawn upon, if any, shall be applied to repay other obligations of the Borrower hereunder and under the other Loan Documents. After all such Letters of Credit shall have expired or been fully drawn upon, all Reimbursement Obligations shall have been satisfied and all other obligations of the Borrower hereunder and under the other Loan Documents shall have been paid in full, the balance, if any, in such cash collateral account shall be returned to the Borrower (or such other
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                                                                              73

Person as may be lawfully entitled thereto). Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.

                             SECTION 9. THE AGENTS

          9.1 Appointment. Each Lender hereby irrevocably designates and appoints the Administrative Agent as the agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent.

          9.2 Delegation of Duties. The Administrative Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Administrative Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

          9.3 Exculpatory Provisions. Neither any Agent nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person's own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agents under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agents shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party.

          9.4 Reliance by Administrative Agent. The Administrative Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to Holdings or the Borrower), independent accountants and other experts selected by the Administrative Agent. The Administrative Agent may deem and treat the payee of any promissory note evidencing Loans as the
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                                                                              74

owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent. The Administrative Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans.

          9.5 Notice of Default. The Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default hereunder unless the Administrative Agent has received notice from a Lender, Holdings or the Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a "notice of default". In the event that the Administrative Agent receives such a notice, the Administrative Agent shall give notice thereof to the Lenders. The Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Administrative Agent shall have received such directions, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

          9.6 Non-Reliance on Agents and Other Lenders. Each Lender expressly acknowledges that neither the Agents nor any of their respective officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by any Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by any Agent to any Lender. Each Lender represents to the Agents that it has, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon any Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the
Administrative Agent hereunder, the Administrative Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Administrative Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.
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                                                                              75

          9.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by Holdings or the Borrower and without limiting the obligation of Holdings or the Borrower to do so), ratably according to their respective Aggregate Exposure Percentages in effect on the date on which indemnification is sought under this Section (or, if indemnification is sought after the date upon which the Commitments shall have terminated and the Loans shall have been paid in full, ratably in accordance with such Aggregate Exposure Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against such Agent in any way relating to or arising out of, the Commitments, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from such Agent's gross negligence or willful misconduct. The agreements in this Section shall survive the payment of the Loans and all other amounts payable hereunder.

          9.8 Agent in Its Individual Capacity. Each Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though such Agent were not an Agent. With respect to its Loans made or renewed by it and with respect to any Letter of Credit issued or participated in by it, each Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not an Agent, and the terms "Lender" and "Lenders" shall include each Agent in its individual capacity.

          9.9 Successor Administrative Agent. The Administrative Agent may
resign as Administrative Agent upon 10 days' notice to the Lenders and the Borrower. If the Administrative Agent shall resign as Administrative Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term "Administrative Agent" shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent's rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the date that is 10 days following a retiring Administrative Agent's notice of resignation, the retiring Administrative Agent's resignation shall nevertheless thereupon become effective and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Administrative Agent's resignation as Administrative Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Loan Documents.
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                                                                              76

          9.10 Documentation Agent and Syndication Agent. Neither the Documentation Agent nor the Syndication Agents shall have any duties or responsibilities hereunder in its capacity as such.

                           SECTION 10. MISCELLANEOUS

          10.1 Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 10.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Administrative Agent and each Loan Party party to the relevant Loan Document may, from time to time,
(a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Administrative Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that no such waiver and no such amendment, supplement or modification shall (i) forgive or reduce the principal amount or extend the final scheduled date of maturity of any Loan, extend the scheduled date of any amortization payment in respect of any Term Loan, extend the scheduled date of any reduction of the Revolving Commitments, reduce the stated rate of any interest or fee payable hereunder (except (x) in connection with the waiver of applicability of any post-default increase in interest rates, which waiver shall be effective with the consent of the Majority Facility Lenders of each adversely affected Facility and (y) that any amendment or modification of defined terms used in the financial covenants in this Agreement shall not constitute a reduction in the rate of interest or fees for purposes of this clause (i)) or extend the scheduled date of any payment thereof, or increase the amount or extend the expiration date of any Lender's Commitment, in each case without the written consent of each Lender directly affected thereby;
(ii) eliminate or reduce the voting rights of any Lender under this Section 10.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, consent to the assignment or transfer by the Borrower of any of its rights and obligations under this Agreement and the other Loan Documents, release all or substantially all of the Collateral or release all or substantially all of the Subsidiary Guarantors from their obligations under the Guarantee and Collateral Agreement, in each case without the written consent of all Lenders; (iv) amend, modify or waive any condition precedent to any extension of credit under any Facility set forth in
Section 5.2 (including in connection with any waiver of an existing Default or Event of Default) without the written consent of the Majority Facility Lenders with respect to such Facility; provided that a waiver of any such condition precedent relating to an existing Default or Event of Default under Section 8(a) shall require the written consent of all Lenders; (v) reduce the amount of Net Cash Proceeds or Excess Cash Flow required to be applied to prepay Loans under this Agreement without the written consent of the Majority Facility Lenders with respect to each adversely affected Facility; (vi) reduce the percentage specified in the definition of Majority Facility Lenders with respect to any Facility without the written consent of all Lenders under such Facility;
(vii) amend, modify or waive any provision of Section 9 without the written consent of the Administrative Agent and any other Agent affected thereby;
(viii) amend, modify or waive any provision of Section 2.4 or 2.5 without the written consent of the Swingline Lender; (ix) amend, modify or waive any provision of Section 3 without the written consent of each affected Issuing Lender or (x) amend, modify or waive any provision of Section 2.15(a), (b) or
(c) without the written consent of each Lender directly affected thereby. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Administrative Agent and all future
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                                                                              77

holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Administrative Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

          For the avoidance of doubt, this Agreement may be amended (or amended and restated) with the written consent of the Required Lenders, the Administrative Agent and the Borrower (a) to add one or more additional credit facilities to this Agreement and to permit the extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof (collectively, the "Additional Extensions of Credit") to share ratably in the benefits of this Agreement and the other Loan Documents with the Term Loans and Revolving Extensions of Credit and the accrued interest and fees in respect thereof and (b) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Majority Facility Lenders; provided, that no such amendment shall permit the Additional Extensions of Credit to share ratably with or with preference to the Term Loans in the application of mandatory prepayments without the consent of the Majority Facility Lenders with respect to each Facility (other than the Revolving Facility) or otherwise to share ratably with or with preference to the Revolving Extensions of Credit without the consent of the Majority Facility Lenders with respect to the Revolving Facility.

          10.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or three Business Days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, addressed as follows in the case of Holdings, the Borrower and the Administrative Agent, and as set forth in an administrative questionnaire delivered to the Administrative Agent in the case of the Lenders, or to such other address as may be hereafter notified by the respective parties hereto:

     Holdings:                 Crown Castle International Corp.
                               510 Bering Drive, Suite 500
                               Houston, Texas 77057
                               Attention: Treasurer and General Counsel
                               Telecopy: (713) 570-3150
                               Telephone: (713) 570-3000

     The Borrower:             Crown Castle Operating Company
                               510 Bering Drive, Suite 500
                               Houston, Texas 77057
                               Attention: Treasurer and General Counsel
                               Telecopy: (713) 570-3150
                               Telephone: (713) 570-3000

     The Administrative Agent: The Chase Manhattan Bank
                               270 Park Avenue
                               New York, New York 10017
                               Attention: Constance Coleman
                               Telecopy: (212) 270-1263
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                                                                              78

                               Telephone: (212) 270-0372

provided that any notice, request or demand to or upon the Administrative Agent or the Lenders shall not be effective until received.

          10.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Administrative Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          10.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

          10.5 Payment of Expenses and Taxes. The Borrower agrees (a) to pay or reimburse the Administrative Agent for all its out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable fees and disbursements of counsel to the Administrative Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrower prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Administrative Agent shall deem appropriate, (b) to pay or reimburse each Lender and the Administrative Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel to each Lender and of counsel to the Administrative Agent, (c) to pay, indemnify, and hold each Lender and the Administrative Agent harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and
(d) to pay, indemnify, and hold each Lender and the Administrative Agent and their respective officers, directors, employees, affiliates, agents, trustees and investment advisers and controlling persons (each, an "Indemnitee") harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of Holdings, the Borrower any of its Subsidiaries or any of the Properties and the reasonable fees and expenses of legal counsel in connection with claims, actions or proceedings by any Indemnitee against any Loan Party under any Loan Document
(all the foregoing in this clause (d), collectively, the "Indemnified Liabilities"),
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                                                                              79

provided, that the Borrower shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrower agrees not to assert and to cause its Subsidiaries not to assert, and hereby waives and agrees to cause its Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee. All amounts due under this Section 10.5 shall be payable not later than 10 days after written demand therefor. Statements payable by the Borrower pursuant to this Section 10.5 shall be submitted to Treasurer and General Counsel (Telephone No. (713) 570-3000) (Telecopy No. (713) 570-3150), at the address of the Borrower set forth in Section 10.2, or to such other Person or address as may be hereafter designated by the Borrower in a written notice to the Administrative Agent. The agreements in this Section 10.5 shall survive repayment of the Loans and all other amounts payable hereunder.

          It is understood and agreed that, to the extent not precluded by a conflict of interest, each Indemnitee shall endeavor to work cooperatively with the Borrower with a view to minimizing the legal and other expenses associated with any defense and any potential settlement or judgment. To the extent reasonably practicable and not disadvantageous to any Indemnitee, it is anticipated that a single counsel may be used. Settlement of any claim or litigation involving any material indemnified amount will require the approval of the Borrower (not to be unreasonably withheld).

          10.6 Successors and Assigns; Participations and Assignments. (a) This Agreement shall be binding upon and inure to the benefit of Holdings, the Borrower, the Lenders, the Administrative Agent, all future holders of the Loans and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

          (b) Any Lender other than any Conduit Lender may, without the consent of the Borrower, in accordance with applicable law, at any time sell to one or more banks, financial institutions or other entities (each, a "Participant") participating interests in any Loan owing to such Lender, any Commitment of such Lender or any other interest of such Lender hereunder and under the other Loan Documents. In the event of any such sale by a Lender of a participating interest to a Participant, such Lender's obligations under this Agreement to the other parties to this Agreement shall remain unchanged, such Lender shall remain solely responsible for the performance thereof, such Lender shall remain the holder of any such Loan for all purposes under this Agreement and the other Loan Documents, and the Borrower and the Administrative Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and the other Loan Documents. In no event shall any Participant under any such participation have any right to approve any amendment or waiver of any provision of any Loan Document, or any consent to any departure by any Loan Party therefrom, except to the extent that such amendment, waiver or consent would reduce the principal of, or interest on, the Loans or any fees payable hereunder, or postpone the date of the final maturity of the Loans, in each case to the extent subject to such participation. The Borrower agrees that if amounts outstanding under this Agreement and the Loans are due or unpaid, or shall have been declared or shall have become due and payable upon the occurrence of an Event of Default, each Participant shall, to the maximum extent permitted by applicable law, be deemed to have the right of setoff in respect of its participating interest in amounts owing under this Agreement to the same extent as if the amount of its participating interest were owing directly to it as a Lender under this Agreement, provided that, in purchasing such participating interest, such Participant shall be deemed to have agreed to share with the Lenders the proceeds thereof as provided in Section 10.7(a) as fully as if it were a Lender hereunder. The Borrower also agrees that each Participant shall be entitled to the benefits of Sections 2.16, 2.17 and
2.18 with respect to its participation in the Commitments and the Loans outstanding from time to time as if it was a Lender; provided that, in the case of Section 2.17, such Participant shall have complied with the requirements of said Section and provided, further, that no Participant shall be entitled to receive any greater amount pursuant to any such Section than the transferor Lender would have been entitled to receive in respect of the amount of the participation transferred by such transferor Lender to such Participant had no such transfer occurred.

          (c) Any Lender other than any Conduit Lender (an "Assignor") may, in accordance with applicable law, at any time and from time to time assign to any Lender, any affiliate of any Lender or any Approved Fund (unless, in the case of assignments of Revolving Commitments, such Lender, affiliate or Approved Fund is not already a holder of Revolving Commitments) or, with the consent of the Borrower and the Administrative Agent (which, in each case, shall not be unreasonably withheld or delayed), to an additional bank, financial institution or other entity (an "Assignee") all or any part of its rights and obligations under this Agreement and the other Loan Documents pursuant to an Assignment and Acceptance, executed by such Assignee, such Assignor and any other Person whose consent is required pursuant to this paragraph, and delivered to the Administrative Agent for its acceptance and recording in the Register; provided that no such assignment to an Assignee (other than any Lender, any affiliate of any Lender or any Approved Fund) shall be in an aggregate principal amount of less than $1,000,000 (or, in the case of the Tranche A Term Facility and the Revolving Facility, $5,000,000) (other than in the case of an assignment of all of a Lender's interests under this Agreement), unless otherwise agreed by the Borrower and the Administrative Agent. For purposes of the proviso contained in the preceding sentence, the amount described therein shall be aggregated in respect of each Lender and its related Approved Funds, if any. Any such assignment need not be ratable as among the Facilities. Upon such execution, delivery, acceptance and recording, from and after the effective date determined pursuant to such Assignment and Acceptance, (x) the Assignee thereunder shall be a party hereto and, to the extent provided in such Assignment and Acceptance, have the rights and obligations of a Lender hereunder with a Commitment and/or Loans as set forth therein, and (y) the Assignor thereunder shall, to the extent provided in such Assignment and Acceptance, be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all of an Assignor's rights and obligations under this Agreement, such Assignor shall cease to be a party hereto). Notwithstanding any provision of this Section 10.6, the consent of the Borrower shall not be required for any assignment that occurs when an Event of Default shall have occurred and be continuing with respect to the Borrower. Notwithstanding the foregoing, any Conduit Lender may assign at any time to its designating Lender hereunder without the consent of the Borrower or the Administrative Agent any or all of the Loans it may have funded hereunder and pursuant to its designation agreement and without regard to the limitations set forth in the first sentence of this Section 10.6(c).

          (d) The Administrative Agent shall, on behalf of the Borrower, maintain at its address referred to in Section 10.2 a copy of each Assignment and Acceptance delivered to it and a register (the "Register") for the recordation of the names and addresses of the Lenders and the Commitment of, and the principal amount of the Loans owing to, each Lender from time to time. The entries in the Register shall be conclusive, in the absence of manifest error, and the Borrower, each other Loan Party, the

Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register as the owner of the Loans and any promissory note evidencing Loans recorded therein for all purposes of this Agreement. Any assignment of any Loan, whether or not evidenced by a promissory note (other than any assignment to a Federal Reserve Bank pursuant to Section 10.6(f)), shall be effective only upon appropriate entries with respect thereto being made in the Register (and each promissory note shall expressly so provide). Any assignment or transfer of all or part of a Loan evidenced by a promissory note shall be registered on the Register only upon surrender for registration of assignment or transfer of the promissory note evidencing such Loan, accompanied by a duly executed Assignment and Acceptance, and thereupon one or more new promissory notes shall be issued to the designated Assignee.

          (e) Upon its receipt of an Assignment and Acceptance executed by an Assignor, an Assignee and any other Person whose consent is required by Section 10.6(c), together with payment to the Administrative Agent of a registration and processing fee of $3,500 (except that no such registration and processing fee shall be payable in the case of an Assignee which is an Approved Fund of the relevant Assignor), the Administrative Agent shall (i) promptly accept such Assignment and Acceptance and (ii) record the information contained therein in the Register on the effective date determined pursuant thereto.

          (f) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this Section 10.6 concerning assignments relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including any pledge or assignment by a Lender to any Federal Reserve Bank in accordance with applicable law.

          (g) The Borrower, upon receipt of written notice from the relevant Lender, agrees to issue a promissory note to any Lender requiring such note to facilitate transactions of the type described in paragraph (f) above.

          (h) Each of Holdings, the Borrower, each Lender and the Administrative Agent hereby confirms that it will not institute against a Conduit Lender or join any other Person in instituting against a Conduit Lender any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding under any state bankruptcy or similar law, for one year and one day after the payment in full of the latest maturing commercial paper note issued by such Conduit Lender; provided, however, that each Lender designating any Conduit Lender hereby agrees to indemnify, save and hold harmless each other party hereto for any loss, cost, damage or expense arising out of its inability to institute such a proceeding against such Conduit Lender during such period of forbearance.

          10.7 Adjustments; Set-off. (a) Except to the extent that this Agreement expressly provides for payments to be allocated to a particular Lender or to the Lenders under a particular Facility, if any Lender (a "Benefitted Lender") shall, at any time after the Loans and other amounts payable hereunder shall immediately become due and payable pursuant to Section 8, receive any payment of all or part of the Obligations owing to it, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set-off, pursuant to events or proceedings of the nature referred to in Section 8(f), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of the Obligations owing to such other Lender, such Benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of the Obligations owing to each such other Lender, or shall provide such other Lenders with the benefits of any such collateral, as shall be necessary to cause such Benefitted Lender to share the excess payment or benefits of such collateral ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

          (b) In addition to any rights and remedies of the Lenders provided by law, each Lender shall have the right, without prior notice to Holdings or the Borrower, any such notice being expressly waived by Holdings and the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable by Holdings or the Borrower hereunder (whether at the stated maturity, by acceleration or otherwise), to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Lender or any branch or agency thereof to or for the credit or the account of Holdings or the Borrower, as the case may be. Each Lender agrees promptly to notify the Borrower and the Administrative Agent after any such setoff and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such setoff and application.

          10.8 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrower and the Administrative Agent.

          10.9 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          10.10 Integration. This Agreement and the other Loan Documents represent the entire agreement of Holdings, the Borrower, the Administrative Agent and the Lenders with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent or any Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          10.11 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          10.12 Submission To Jurisdiction; Waivers. Each of Holdings and the Borrower hereby irrevocably and unconditionally:

          (a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to Holdings or the Borrower, as the case may be at its address set forth in Section 10.2 or at such other address of which the Administrative Agent shall have been notified pursuant thereto;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

     10.13 Acknowledgements. Each of Holdings and the Borrower hereby acknowledges that:

         (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents;

         (b) neither the Administrative Agent nor any Lender has any fiduciary relationship with or duty to Holdings or the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between Administrative Agent and Lenders, on one hand, and Holdings and the Borrower, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

         (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Lenders or among Holdings, the Borrower and the Lenders.

          10.14 Releases of Guarantees and Liens. (a) Notwithstanding anything to the contrary contained herein or in any other Loan Document, the Administrative Agent is hereby irrevocably authorized by each Lender (without requirement of notice to or consent of any Lender except as expressly required by Section 10.1) to take any action requested by the Borrower having the effect of releasing any Collateral or Guarantee Obligations (i) to the extent necessary to permit consummation of any transaction not prohibited by any Loan Document or that has been consented to in accordance with Section 10.1 or (ii) under the circumstances described in paragraph (b) below.

         (b) At such time as the Loans, the Reimbursement Obligations and the other obligations under the Loan Documents (other than obligations under or in respect of Hedge Agreements) shall have been paid in full, the Commitments have been terminated and no Letters of Credit shall be outstanding, the Collateral shall be released from the Liens created by the Security Documents, and the Security Documents and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Loan Party under the Security Documents shall terminate, all without delivery of any instrument or performance of any act by any Person.

          10.15 Confidentiality. Each of the Administrative Agent and each Lender agrees to keep confidential all non-public information provided to it by any Loan Party pursuant to this Agreement that is designated by such Loan Party as confidential; provided that nothing herein shall prevent the Administrative Agent or any Lender from disclosing any such information (a) to the Administrative Agent, any other Lender, any affiliate of any Lender or any Approved Fund, (b) to any (i) actual or prospective Transferee, (ii) Hedge Agreement counterparty or (iii) direct or indirect contractual counterparty in swap agreements (or such contractual counterparty's professional advisor), in each case that agrees to comply with the provisions of this Section, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, (h) to the National Association of Insurance Commissioners or any similar organization or any nationally recognized rating agency that requires access to information about a Lender's investment portfolio in connection with ratings issued with respect to such Lender, or (i) in connection with the exercise of any remedy hereunder or under any other Loan Document.

          10.16 WAIVERS OF JURY TRIAL. HOLDINGS, THE BORROWER, THE ADMINISTRATIVE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                                        CROWN CASTLE INTERNATIONAL CORP.


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        CROWN CASTLE OPERATING COMPANY


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        THE CHASE MANHATTAN BANK, as
                                        Administrative Agent and as a Lender

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        CREDIT SUISSE FIRST BOSTON CORPORATION,
                                        as Syndication Agent


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                        CREDIT SUISSE FIRST BOSTON, as a Lender


                                        By:
                                           ---------------------------------
                                           Name:
                                           Title:

                                     KEY CORPORATE CAPITAL INC., as Syndication
                                     Agent and as a Lender



                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:



                                     THE BANK OF NOVA SCOTIA, as Documentation
                                     Agent and as a Lender


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                     BANK OF NEW YORK


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                     PNC BANK, NATIONAL ASSOCIATION


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:


                                     ROYAL BANK OF CANADA


                                     By:
                                        --------------------------------------
                                        Name:
                                        Title:

                                        UNION BANK OF CALIFORNIA


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        BANK OF MONTREAL


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        COOPERATIVE CENTRALE RAIFFEISEN-
                                        BOERENLEEN BANK B.A., "RABOBANK
                                        INTERNATIONAL", NEW YORK BRANCH


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                        ROYAL BANK OF SCOTLAND


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        MEESPIERSON CAPITAL CORP.

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:



                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        COBANK, ACB

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        CREDIT INDUSTRIEL ET COMMERCIAL

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        SUNTRUST BANKS, INC.

                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                        WACHOVIA BANK


                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:


                                        FLEETBOSTON


                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:


                                        IBM CREDIT CORPORATION

                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:

                                        ARAB BANKING CORPORATION


                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:


                                        THE CIT GROUP/EQUIPMENT FINANCING INC.

                                        By:
                                           ----------------------------------
                                            Name:
                                            Title:

                                        DAI ICHI KANGYO BANK


                                        By:
                                           -----------------------------------
                                            Name:
                                            Title:


                                        ERSTE BANK

                                        By:
                                           -----------------------------------
                                            Name:
                                            Title:


                                        MERCANTILE BANK NATIONAL ASSOCIATION


                                        By:
                                           -----------------------------------
                                            Name:
                                            Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION

                                        By:
                                           -----------------------------------
                                            Name:
                                            Title:


                                        SUMMIT BANK

                                        By:
                                           -----------------------------------
                                            Name:
                                            Title:

                                    NUVEEN FLOATING RATE FUND

                                    By: Nuveen Senior Loan Asset Management Inc.

                                    By:
                                       ---------------------------------------
                                       Name:
                                       Title:



                                    NUVEEN SENIOR INCOME FUND

                                    By: Nuveen Senior Loan Asset Management Inc.

                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                    GOLDMAN SACHS CREDIT PARTNERS L.P.


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    EATON VANCE MANAGEMENT INC.


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                    MERRILL LYNCH


                                    By:
                                        ---------------------------------------
                                        Name:
                                        Title:

                                        VAN KAMPEN AMERICAN CAPITAL


                                        By:
                                            ---------------------------------
                                             Name:
                                             Title:


                                        FRANKLIN FLOATING RATE TRUST

                                        By:
                                            ---------------------------------
                                             Name:
                                             Title:


                                        PACIFIC INVESTMENT MANAGEMENT


                                        By:
                                            ---------------------------------
                                             Name:
                                             Title:


                                        ING CAPITAL ADVISORS


                                        By:
                                            ---------------------------------
                                             Name:
                                             Title:


                                        PILGRIM PRIME RATE TRUST


                                        By:
                                            ---------------------------------
                                             Name:
                                             Title:

                                        MORGAN STANLEY DEAN WITTER PRIME
                                         INCOME TRUST


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        STANFIELD CAPITAL PARTNERS


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        FIRST DOMINION CAPITAL


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        APPALOOSA MANAGEMENT, L.P.


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:


                                        SUNAMERICA CORPORATE FINANCE


                                        By:
                                           ----------------------------------
                                           Name:
                                           Title:

                                        APOLLO ADVISORS

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        TRUST COMPANY OF THE WEST

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        MASSACHUSETTS MUTUAL LIFE

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        PUTNAM INVESTMENTS

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        BAIN

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------

                                        METROPOLITAN PROPERTY AND CASUALTY
                                        INSURANCE COMPANY

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        OAK HILL

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        INVESCO

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        CITIBANK GLOBAL ASSET MANAGEMENT

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        ARCHIMEDES FUNDING II-LTD
                                        By: ING Capital Advisors LLC, as
                                            Collateral Manager

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------

                                        ARCHIMEDES FUNDING III-LTD
                                        By: ING Capital Advisors LLC, as
                                            Collateral Manager

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        SWISS LIFE US RAINBOW LIMITED
                                        By: ING Capital Advisors LLC, as
                                            Investment Advisor

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        OCTAGON CREDIT INVESTORS

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        KEMPER FLOATING RATE FUND

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        PPM AMERICA INCORPORATED

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------

                                        FC CBP LTD. (BANK OF MONTREAL)

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        THE TRAVELERS INSURANCE COMPANY

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        TRAVELERS CORPORATE LOAN FUND INC.
                                        By: Travelers Asset Management
                                            International Company LLC

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        ALLSTATE INSURANCE

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        CARAVELLE ADVISORS LLC

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------

                                        INSTITUTIONAL DEBT MANAGEMENT

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        SHENKMAN CAPITAL

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        STEIN ROE FARNHAM, INC.

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        STERLING ASSET MANAGEMENT

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        CANADIAN INPERIAL BANK OF COMMERCE

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------

                                        HELLER FINANCIAL

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        NEW YORK LIFE INSURANCE AND ANNUITY
                                        CORPORATION

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        OPPENHEIMER SENIOR FLOATING RATE FUND

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        KZH RIVERSIDE LLC

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        KZH SOLEIL LLC

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------

                                        KZH SOLEIL-2 LLC

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        KZH CRESCENT LLC

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        KZH CRESCENT-3 LLC

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        KZH LANGDALE LLC

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        BALANCED HIGH YIELD FUND II

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------

                                        IMPERIAL CREDIT INDUSTRIES

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        KATONAH CAPITAL

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        NOMURA

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        KZH ING-1 LLC

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------


                                        KZH ING-2 LLC

                                        By:
                                           --------------------------
                                        Name:
                                             ------------------------
                                        Title:
                                              -----------------------

                                        KZH ING-3 LLC

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                                        Name:
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                                        Title:
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                                        KZH III LLC

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                                        Name:
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                                        Title:
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                                        KZH SHOSHONE LLC

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                                        Name:
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                                        Title:
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                                        KZH STERLING LLC

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                                        Name:
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                                        Title:
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                                        GALAXY CLO 1999-1, LTD

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                                        Name:
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                                        Title:
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